                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12



                        IDEC PHARMACEUTICALS CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

           ----------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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

                                      LOGO

                                                                  April 15, 1999

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of IDEC Pharmaceuticals Corporation (the "Company") which will be held on May 20, 1999, at 10:00 a.m., at the corporate headquarters of the Company, 11011 Torreyana Road, San Diego, California.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of the Annual Meeting of Stockholders and Proxy Statement.

     After careful consideration, the Company's Board of Directors has unanimously approved each of the proposals set forth in the enclosed Proxy Statement and recommends that you vote FOR each of such proposals.

     After reading the Proxy Statement, please mark, date, sign and return, by no later than May 14, 1999, the enclosed proxy in the prepaid envelope addressed to ChaseMellon Shareholder Services, our stock transfer agent, to ensure that your shares will be represented. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

     A copy of the Company's 1998 Annual Report is also enclosed.

     We look forward to seeing you at the Annual Meeting.

                                          Sincerely,

                                          /s/ WILLIAM H. RASTETTER

                                          William H. Rastetter, Ph.D.
                                          Chairman, President and
                                          Chief Executive Officer

                        IDEC PHARMACEUTICALS CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 20, 1999

     The Annual Meeting of Stockholders (the "Annual Meeting") of IDEC Pharmaceuticals Corporation (the "Company") will be held at the corporate headquarters of the Company, 11011 Torreyana Road, San Diego, California on Thursday May 20, 1999 at 10:00 a.m. local time, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect three Class II directors to serve for a three year term ending in the year 2002 or until their successor's are elected and qualified.

     2. To consider and vote on the Company's proposal to amend the 1988 Stock Option Plan to increase the total number of shares of common stock authorized for issuance thereunder from 6,335,000 shares to a total of 7,135,000 shares.

     3. To consider and vote on the Company's proposal to amend the 1995 Employee Stock Purchase Plan to increase the total number of shares of common stock authorized for issuance thereunder from 495,000 shares to a total of 695,000 shares.

     4. To ratify the selection of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999.

     5. To transact such other business as may properly come before the Annual Meeting and any adjournment of the Annual Meeting.

     Only stockholders of record at the close of business on March 26, 1999 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A complete list of stockholders entitled to vote will be available from the Secretary of the Company at the Company's executive offices at 11011 Torreyana Road, San Diego, California 92121, for a period of ten days before the Annual Meeting.

     YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU DO NOT EXPECT TO ATTEND IN PERSON, PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY.

                                          By Order of the Board of Directors,

                                          Kenneth J. Woolcott
                                          Secretary

April 15, 1999

                        IDEC PHARMACEUTICALS CORPORATION

                                PROXY STATEMENT

                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 1999

GENERAL

     The enclosed proxy ("Proxy") is solicited on behalf of the Board of Directors of IDEC Pharmaceuticals Corporation (the "Company"), a Delaware corporation with corporate headquarters located at 11011 Torreyana Road, San Diego, California 92121, for use at the Annual Meeting of Stockholders to be held on May 20, 1999 (the "Annual Meeting"). The Annual Meeting will be held at 10:00 a.m. local time at the corporate headquarters of the Company, 11011 Torreyana Road, San Diego, California 92121. These proxy solicitation materials were first mailed on or about April 16, 1999, to all stockholders entitled to vote at the Annual Meeting.

VOTING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice and are described in more detail in this Proxy Statement. On March 26, 1999, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting, approximately 20,429,248 shares of the Company's common stock, $0.001 par value ("common stock"), were issued and outstanding. Each stockholder is entitled to one vote for each share of common stock held by such stockholder on March 26, 1999. The Certificate of Incorporation of the Company does not provide for cumulative voting. Provided a quorum is present, the three nominees for directors who receive the highest number of votes will be elected. The other matters submitted for stockholder approval at this Annual Meeting will be decided by the affirmative vote of a majority of shares present in person or represented by proxy and entitled to vote on each such matter. Abstentions with respect to any matter are treated as shares present or represented and entitled to vote on that matter and thus have the same effect as negative votes. If, however, shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but are counted for quorum purposes.

PROXIES

     If the enclosed form of Proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the three directors proposed by the Board unless the authority to vote for the election of directors (or for any one or more nominees) is withheld and, if no contrary instructions are given, the proxy will be voted FOR the approval of Proposals 2, 3, 4 and 5 described in the accompanying Notice and Proxy Statement. You may revoke or change your Proxy at any time before the Annual Meeting by filing with the Secretary of the Company at the Company's principal executive offices, a notice of revocation or another signed Proxy with a later date. Your Proxy will be automatically revoked if you attend the Annual Meeting and vote in person.

SOLICITATION

     The Company will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy and any additional solicitation materials furnished to the stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their expenses in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, telegram, or other means by directors, officers or employees. No additional compensation will be paid to these individuals for any such services. The Company has engaged Beacon Hill Partners, Inc. ("Beacon Hill Partners") to solicit proxies and distribute materials to brokers, banks, custodians, fiduciaries and other nominee holders. The Company will pay Beacon Hill Partners approximately $3,500 for these services.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Company's Certificate of Incorporation provides for a classified Board of Directors consisting of three classes of directors having staggered three-year terms. The Company has named these three classes Class I, Class II and Class III, respectively, with each class consisting, as nearly as possible, of one-third of the total number of directors. The Board will as of the Annual Meeting consist of nine persons, with each class consisting of three persons. Class II, the class of directors whose term of office expires at the Annual Meeting, will consist of three directors who will stand for reelection at this Annual Meeting. The directors elected to this class will serve for a term of three years, expiring at the year 2002 annual meeting of stockholders or until their successors have been elected and qualified. All nominees are currently directors of the Company.

     All three nominees for election have agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. In the event that any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who may be designated by the present Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the nominees named below provided a quorum is present. The three candidates receiving the highest number of affirmative votes of the shares represented and voting on this Proposal will be elected directors of the Company, to serve their respective terms and until their successors have been duly elected and qualified.

BUSINESS EXPERIENCE OF BOARD NOMINEES

     Set forth below are the names and ages of the nominees, the principal occupations of each nominee and for the past five years, certain directorships held by each, and the year in which each became a director of the Company.

 CLASS II DIRECTOR NOMINEES   POSITION(S) WITH THE COMPANY  AGE
 --------------------------   ----------------------------  ---
William H. Rastetter, Ph.D.   Chairman, President and       50
                              Chief Executive Officer
Charles C. Edwards, M.D.      Director                      75
The Honorable Lynn Schenk     Director                      54

     Dr. Rastetter was appointed Chairman of the Board of Directors of the Company in May 1996. He has served as President and Chief Executive Officer of the Company since December 1986 and Chief Financial Officer from 1988 to 1993. Dr. Rastetter has served as a Director of the Company since 1986. From 1984 to 1986, he was Director of Corporate Ventures at Genentech. From 1982 to 1984, Dr. Rastetter served in a scientific capacity at Genentech, directing the Biocatalysis and Chemical Sciences groups. From 1975 to 1982, he held various faculty positions at the Massachusetts Institute of Technology. Dr. Rastetter is also a director of Spiros Development Corporation II, Inc. Dr. Rastetter received his B.S. in chemistry from the Massachusetts Institute of Technology and his M.A. and Ph.D. in chemistry from Harvard University.

     Dr. Edwards is the retired President and Chief Executive Officer of Scripps Institution of Medicine and Science (the "Institute"). Dr. Edwards joined the Institute in 1991 and retired in 1994. Dr. Edwards served as the President and Chief Executive Officer of Scripps Clinic and Research Foundation from 1977 to 1991.

Previously, Dr. Edwards held a number of positions with private, public and governmental entities including Commissioner of the FDA and several positions with the American Medical Association. Dr. Edwards is director of three other publicly traded companies: Bergen Brunswig Corporation, Molecular Biosystems, Inc. and Northern Trust of California. He received his B.S., M.D. and Honorary Degree, Doctor of Science from the University of Colorado and received his M.S. in Surgery from the University of Minnesota. Dr. Edwards has served as a Director of the Company since May 1995.

     Ms. Schenk was appointed as Chief Aide and Senior Counselor to the Governor of California in January 1999. Ms. Schenk was previously an attorney in private practice from 1996 to 1998 and from 1983 to 1993. Ms. Schenk served as the U.S. Congresswoman for the 49th District of the State of California from 1993 to 1995 and served as the California Secretary of Business, Transportation and Housing from 1980 to 1983. She received her B.A. in Political Science from the University of California at Los Angeles, earned her J.D. from the University of San Diego and attended the London School of Economics. Ms. Schenk has served as a Director of the Company since May 1995.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED ABOVE.

BUSINESS EXPERIENCE OF CONTINUING DIRECTORS

     Set forth below are the names and ages of each other director whose term will continue after the Annual Meeting, the principal occupations of each director at present and for the past five years, certain directorships held by each, and the year in which each became a director of the Company.

CLASS I DIRECTOR -- TERM EXPIRING IN 2001    POSITION WITH THE COMPANY  AGE
-----------------------------------------    -------------------------  ---
Kazuhiro Hashimoto                                   Director           58
Franklin P. Johnson, Jr.                             Director           70
Bruce R. Ross                                        Director           58

CLASS III DIRECTOR -- TERM EXPIRING IN 2000   POSITION WITH THE COMPANY
-------------------------------------------   -------------------------
Alan B. Glassberg, M.D.                               Director           62
Robert W. Pangia                                      Director           47
William D. Young                                      Director           54

     Dr. Glassberg is Associate Director of Clinical Care and Director of General Oncology at the University of California San Francisco Cancer Center, and also serves as Director of Hematology and Medical Oncology at Mount Zion Medical Center in San Francisco, California. Dr. Glassberg has been associated with the University of California, San Francisco since 1970 and is currently a Clinical Professor of Medicine. He received his M.D. from the Medical University of South Carolina in Charleston. Dr. Glassberg has served as a Director of the Company since February 1997.

     Mr. Hashimoto has been, since 1994, President of Zenyaku Kogyo Co., Ltd. ("Zenyaku"), a private pharmaceutical company in Tokyo, Japan, and an investor in the Company. He has also served as Zenyaku's Director of Research and Development since 1981 and has served on Zenyaku's board of directors since 1977. Mr. Hashimoto received his B.A. in Commerce from Tamagawa Gakuen University and his B.A. in Business Administration from Lewis & Clark College. Mr. Hashimoto has served as a Director of the Company since July 1991.

     Mr. Johnson has been, since 1967, the general partner of Asset Management Partners, an investor in the Company. Mr. Johnson is also Chairman of the Board of Boole and Babbage, Inc., and a director of Amgen, Inc. and Applied Micro Circuits Corporation. Mr. Johnson received his B.S. in Mechanical Engineering from Stanford University and received his M.B.A. from Harvard University. Mr. Johnson has served as a Director of the Company since 1986.

     Mr. Pangia has worked in investment banking for 20 years and is currently self-employed in that capacity. Most recently, he served as Executive Vice President and Director of Investment Banking for PaineWebber Incorporated of New York ("PaineWebber"). He held other various senior management positions at

PaineWebber including member of the board of directors of PaineWebber, Inc., Chairman of the board of directors of PaineWebber Properties, Inc., member of PaineWebber's executive and operating committees, chairman of the equity commitment committee and member of the debt commitment committee. Prior to his positions at PaineWebber, Mr. Pangia held other senior positions including Managing Director of Investment Banking for Drexel Burnham Lambert of New York and Vice President of Investment Banking for Kidder, Peabody & Co. of New York. Mr. Pangia is also a director of ICOS Corporation. He received his A.B. from Brown University and his M.B.A. from Columbia University. Mr. Pangia has served as a Director of the Company since September 1997.

     Mr. Ross is currently President of Cancer Rx, a health care consulting firm. Immediately prior to launching Cancer Rx, Mr. Ross was Chief Executive Officer of the National Comprehensive Cancer Network, an association of fifteen of the largest cancer centers in the United States. He previously held senior management positions, during a 27-year career, at Bristol-Myers Squibb, including Senior Vice President, Policy, Planning and Development, Bristol-Myers Squibb Pharmaceutical Group and President, Bristol-Myers Squibb U.S. Pharmaceutical Group. Mr. Ross currently serves as a director for Cell Pathways, Inc. He received his B.S. from Syracuse University and later was a Bristol-Myers Scholar at the Yale School of Organization and Management. Mr. Ross has served as a Director of the Company since July 1997.

     Mr. Young is currently Chief Operating Officer of Genentech Inc. ("Genentech"), an investor in the Company. Mr. Young joined Genentech in 1980 as Director of Manufacturing and Process Sciences and became Vice President in 1983. He was promoted to Senior Vice President in 1989 where he was responsible for Process Sciences, Manufacturing, Engineering, Quality, Regulatory Affairs, Product Development and Pharmacological Sciences. In 1986, Mr. Young was promoted to Executive Vice President. He became Chief Operating Officer in 1997, taking on the additional responsibilities for Medical Affairs and Business Development and Sales and Marketing. Prior to joining Genentech, Mr. Young was with Eli Lilly & Co., where he held several positions in pharmaceutical engineering, antibiotic process development and manufacturing management. Mr. Young holds a B.S. in Chemical Engineering from Purdue University and a M.B.A. from Indiana University. He was elected to the National Academy of Engineering in 1993 for his contributions to biotechnology. Mr. Young is also a director of Energy Biosystems, Inc. Mr. Young has served as a Director of the Company since May 1997.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended December 31, 1998 the Board of Directors held five regularly scheduled meetings. The Board of Directors has appointed a Compensation Committee, an Audit and Finance Committee, a Regulatory Oversight Committee and a Nominating Committee. All Directors (who have served on the Board of Directors throughout the year) have attended at least 75% of the aggregate number of meetings of the Board of Directors and of the Committees, respectively, on which such Directors serve.

     During the fiscal year ended December 31, 1998 the members of the Compensation Committee were Franklin P. Johnson, Jr. (Chair), Charles C. Edwards, M.D. and Bruce R. Ross. The Compensation Committee held five regularly scheduled meetings and acted three times by unanimous written consent during the 1998 fiscal year. The Compensation Committee's functions are to determine and review the compensation to be paid to officers and directors of the Company and to administer the Company's 1988 Stock Option Plan (the "Option Plan"), the 1995 Employee Stock Purchase Plan and the Company's Deferred Compensation Plan.

     During the fiscal year ended December 31, 1998 the members of the Audit and Finance Committee were Robert W. Pangia (Chair) and Lynn Schenk. The Audit and Finance Committee held two regularly scheduled meetings and acted one time by unanimous written consent during the 1998 fiscal year. The Audit and Finance Committee's functions are to monitor the effectiveness of the internal and external audit controls, to oversee the Company's financial and accounting organization and financial reporting, to oversee the Company's equity and debt financings, to oversee the Company's capital expenditure activities and to select a firm of independent public accountants whose duty it is to audit the books and accounts of the Company for the fiscal year for which they are appointed.

     During the fiscal year ended December 31, 1997 the members of the Regulatory Oversight Committee were Charles C. Edwards, M.D. (Chair), Alan B. Glassberg, M.D. and William D. Young. The Regulatory Oversight Committee held one meeting during the 1998 fiscal year. The Regulatory Oversight Committee is responsible for advising the Company on matters pertaining to the filing of Investigational New Drug applications, Biological License Applications, Product License Applications and other regulatory matters.

     The members of the Nominating Committee are Lynn Schenk (Chair), Charles C. Edwards, M.D. and Franklin P. Johnson, Jr. The Nominating Committee held one meeting during the 1998 fiscal year. The Nominating Committee is responsible for proposing a slate of directors, which the Board proposes for election by stockholders at each annual meeting and to select and nominate nominees to fill any vacancies on the Board. In 1999, the Nominating Committee will consist of four directors: Lynn Schenk (Chair), Charles C. Edwards, M.D., Franklin P. Johnson, Jr. and Bruce R. Ross

DIRECTOR COMPENSATION

     All Board members except (i) employee directors or (ii) directors who are affiliated with the Company's corporate development partners, will receive $2,000 for each day of Board meetings attended. Each Board Committee member except (i) employee directors or (ii) directors who are affiliated with the Company's corporate development partners, will receive $500 for each Board Committee meeting attended. Beginning in 1999 all Board members except (i) employee directors or (ii) directors who are affiliated with the Company's corporate development partners, will be paid an annual retainer of $10,000. Additionally, all Board members are reimbursed for actual expenses incurred in attending Board meetings. During 1998, Dr. Edwards earned $15,500, Dr. Glassberg earned $12,500, Mr. Johnson earned $15,000, Mr. Pangia earned $13,000, Mr. Ross earned $14,500 and Ms. Schenk earned $13,500 for their services as Directors.

     The 1993 Non-Employee Directors Stock Option Plan (the "Directors Plan") is designed to serve as an equity incentive program to attract and retain the services of highly qualified individuals with substantial experience relevant to the life sciences industry. In accordance with the Directors Plan, individuals who are first elected or appointed as non-employee Board members, whether through appointment by the Board of Directors or election by the Company's stockholders, will automatically be granted, on the date of such initial election or appointment, a non-statutory stock option to purchase 17,500 shares of common stock. Each of these options is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option exercise price paid per share, in the event the optionee should cease Board service prior to vesting in the shares. The option shares will vest in a series of four successive equal annual installments upon the optionee's completion of each year of Board service over the four-year period measured from the grant date.

     Individuals who continue to serve as non-employee Board members receive option grants at annual intervals under the Directors Plan. Accordingly, on January 2, 1998, each individual serving as a non-employee Board member at that time received an option grant to purchase an additional 5,000 shares of common stock at an exercise price of $33.88 per share, the fair market value per share on the grant date. On January 2, 1999, each individual serving as a non-employee Board member at that time received an option grant for another 5,000 shares of common stock at an exercise price of $46.75 per share, the fair market value per share on the grant date. Each such annual grant is immediately exercisable for all the option shares, but any shares purchased under the option will be subject to repurchase by the Company, at the option price paid per share, should the optionee cease to remain a Board member for any reason (other than death or disability) within one year after the grant date. Each option grant under the Directors Plan, whether an initial grant or an annual grant, has a maximum term of ten years measured from the grant date, subject to earlier termination following the optionee's cessation of Board service. The shares subject to each option grant held by a non-employee Board member under the Directors Plan will immediately vest in full upon (i) certain changes in the ownership or control of the Company or (ii) the death or disability of such individual while serving as a Board member. In addition, upon the successful completion of a hostile tender offer for 50% or more of the Company's outstanding voting securities, each such option may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (a) the tender offer price paid per share of common stock over (b) the exercise price payable for such option share.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to the beneficial ownership of the Company's common stock as of January 31, 1999, unless otherwise noted, by (i) all persons who are beneficial owners of five percent or more of the Company's common stock, (ii) each director and nominee for director at the Annual Meeting, (iii) the Chief Executive Officer and each of the next four most highly compensated executive officers named in the Summary Compensation Table below, and (iv) all current directors and executive officers as a group. Unless otherwise noted, each of the stockholders has sole voting and dispositive power with respect to the shares beneficially owned, subject to community property laws, where applicable.

                                                          SHARES            PERCENT OF SHARES
NAME AND ADDRESS, IF REQUIRED, OF BENEFICIAL OWNER  BENEFICIALLY OWNED    BENEFICIALLY OWNED(1)
--------------------------------------------------  ------------------    ---------------------
Wellington Management Company, LLP(2)........           1,971,390                  9.8%
  75 State Street
  Boston, MA 02109
FMR Corp.(3).................................           1,931,500                  9.6%
  82 Devonshire Street
  Boston, MA 02109-3614
Genentech, Inc.(4)...........................           1,490,793                  6.9%
  One DNA Way
  South San Francisco, CA 94080
Citigroup, Inc.(5)...........................           1,406,896                  6.9%
  153 East 53rd Street
  New York, NY 10043
Christopher J. Burman(6).....................             217,445                  1.1%
Charles C. Edwards, M.D.(7)..................              25,375                    *
Alan B. Glassberg, M.D.(8)...................              27,500                    *
Antonio J. Grillo-Lopez, M.D.(9).............             199,357                    *
Nabil Hanna, Ph.D.(10).......................             309,458                  1.5%
Kazuhiro Hashimoto(11).......................             696,667                  3.4%
Franklin P. Johnson, Jr.(12).................              86,737                    *
Robert W. Pangia(13).........................              23,500                    *
William H. Rastetter, Ph.D.(14)..............             580,900                  2.8%
William R. Rohn(15)..........................             211,250                  1.0%
Bruce R. Ross(16)............................              22,500                    *
The Honorable Lynn Schenk(17)................              39,500                    *
William D. Young(4)..........................           1,490,793                  6.9%
All directors and executive officers as a group
  (17 persons) (4 and 6 through 18)..........           4,451,190                 18.8%

---------------
  *  Less than one percent of the Company's outstanding common stock.

 (1) Percentage of beneficial ownership is calculated assuming 20,198,378 shares of common stock were outstanding on January 31, 1999. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission ("SEC") and generally includes voting or dispositive power with respect to securities. Shares of common stock subject to stock options and Non-voting Convertible Preferred Stock currently exercisable or convertible or exercisable or convertible within 60 days after January 31, 1999, are deemed outstanding for computing the percentage of the person holding such stock options and Non-voting Convertible Preferred Stock but are not deemed outstanding for computing the percentage of any other person.

 (2) Pursuant to a Schedule 13G filed with the SEC on February 8, 1999, Wellington Management Company, LLP ("WMC") reported that, as of December 31, 1998, it had shared voting power over 819,790 common shares and shared dispositive power over 1,941,390 common shares. WMC, in its capacity as investment advisor, may be deemed to have beneficial ownership of 1,971,390 common shares of the Company. WMC is not the owner of record of such common shares and disclaims any pecuniary interest in such common shares. Such common shares are owned by numerous investment advisory clients of WMC, of which Vanguard Health Care Fund is know to have beneficial ownership of more than five percent of the Company's common stock.

 (3) Pursuant to a Schedule 13G filed with the SEC on February 12, 1999, FMR Corp. ("FMR") reported that, as of December 31, 1998, it had sole voting power over 42,800 common shares and sole dispositive power over 1,931,500 common shares. Fidelity Management & Research Company ("Fidelity"), a wholly-owned subsidiary of FMR and an investment advisor registered under
     Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 1,888,700 common shares as a result of acting as an investment advisor to various investment companies registered under Section 8 of the Investment Company Act of 1940. Fidelity Growth Company is the beneficial owner of 1,164,400 common shares. Fidelity Management Trust Company, a wholly-owned subsidiary of FMR and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 42,800 common shares. Edward C. Johnson 3d and FMR, through their control of Fidelity and the funds, each has sole dispositive power over 1,888,700 common shares and through their control of Fidelity Management Trust Company, each has sole voting and dispositive power over 42,800 common shares. Neither Edward C. Johnson 3d or FMR has sole voting power of the common shares owned by the Fidelity Funds, which power resides with the Funds' Board of Trustees.

 (4) Includes Non-voting Convertible Preferred Stock convertible into 1,490,793 common shares held by Genentech. Mr. Young, a director of the Company and the Chief Operating Officer of Genentech, disclaims beneficial ownership of the Non-voting Convertible Preferred Stock held by Genentech.

 (5) Pursuant to a Schedule 13G filed with the SEC on February 22, 1999, Citigroup, Inc. and Salomon Smith Barney Holdings Inc. reported that, as of December 31, 1998, they each had shared voting power and shared dispositive power over 1,406,896 common shares and 1,401,796 common shares, respectively.

 (6) Includes stock options to purchase 153,086 common shares held by Mr.
     Burman.

 (7) Includes stock options to purchase 24,375 common shares held by Dr.
     Edwards.

 (8) Includes stock options to purchase 27,500 common shares held by Dr. Glassberg.

 (9) Includes stock options to purchase 165,331 common shares held by Dr. Grillo-Lopez.

(10) Includes stock options to purchase 291,097 common shares held by Dr. Hanna.

(11) Includes 666,667 common shares held by Zenyaku. Mr. Hashimoto, a director of the Company and the President of Zenyaku, disclaims beneficial ownership of such common shares. Includes stock options to purchase 30,000 common shares held by Mr. Hashimoto.

(12) Includes 34,303 common shares beneficially owned by Asset Management Partners. Mr. Johnson, a Director of the Company and the General Partner of Asset Management Partners, disclaims beneficial ownership of such common shares except to the extent of his pecuniary interest arising from his interest in Asset Management Partners. Includes stock options to purchase 30,000 common shares held by Mr. Johnson.

(13) Includes stock options to purchase 23,500 common shares held by Mr. Pangia.

(14) Includes stock options to purchase 493,156 common shares held by Dr. Rastetter.

(15) Includes stock options to purchase 176,468 common shares held by Mr. Rohn.

(16) Includes stock options to purchase 22,500 common shares held by Mr. Ross.

(17) Includes stock options to purchase 28,750 common shares held by Ms. Schenk.

(18) Includes stock options to purchase 1,924,621 common shares and Non-voting Convertible Preferred Stock convertible into 1,490,793 common shares.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     As members of the Compensation Committee of the Company's Board of Directors, it is our duty to set the base salary of certain executive officers each fiscal year and to approve the individual bonus programs to be in effect for those individuals. In addition, we have the exclusive authority to award stock options under the Company's 1988 Employee Stock Option Plan ("Option Plan") to the Company's executive officers and other key employees. The following is a summary of the policies which governed our decisions concerning the compensation paid to the Company's executive officers for the 1998 fiscal year, including the compensation reflected in the tables which appear elsewhere in this Proxy Statement.

GENERAL COMPENSATION POLICY

     Introduction. We have developed a compensation policy which is designed to attract and retain qualified key executive officers critical to the Company's success. In developing this policy, we have concluded that it is not appropriate to base a significant percentage of the compensation payable to the executive officers upon traditional financial targets, such as return on equity. This is primarily because the Company's products other than Rituxan (launched in December 1997) are still in either development or clinical testing phases. Instead, we base our decisions upon the following standards: (i) base salary levels which are commensurate with those of comparable positions at other biopharmaceutical companies, given the level of seniority and skills possessed by the executive officer, and which reflect the individual's performance with the Company over time, (ii) annual bonuses tied to the achievement of corporate and individual performance objectives and the Company's financial performance, and (iii) long-term, stock-based incentive awards intended to strengthen the mutuality of interests between the executive officers and the Company's stockholders.

     Factors. The primary factors which we considered in establishing the components of each executive officer's compensation package for the 1998 fiscal year are summarized below. We may, however, apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years.

          - Base Salary. The base salary of each executive officer is initially established through negotiation at the time the officer is hired. Base salary is subsequently adjusted at periodic intervals, usually on an annual basis. When establishing or reviewing base salary levels for each executive officer, we consider the following factors: the qualifications of the executive officer and the relevant individual experience he or she brings to the Company, strategic goals for which the executive officer has responsibility, compensation levels at biopharmaceutical companies at a development stage comparable to the Company and at other companies which compete with the Company for executive talent. For the 1998 fiscal year, the base salaries for one of the Company's executive officers exceeded the 90th percentile, three of the Company's executive officers ranged from the 50th to the 90th percentile and four of the Company's executive officers were less than the 50th percentile of salary levels in effect for comparable positions in development-stage companies in the biopharmaceutical industry, as determined on the basis of an independent compensation survey compiled by Radford Associates. For one of the Company's executive officers there was no comparable position provided by the independent compensation survey compiled by Radford Associates. A number of adjustments were made to the market data to reflect differences in management experience, organizational structure and corporate culture, geographic location, product development stage and market capitalization between the Company and the surveyed entities. Because of the adjustments we have made in order to identify a limited group of companies comparable in development stage to the Company, there is not a meaningful correlation between the companies we have taken into account for comparative compensation purposes and the companies included in the Industry Group Index which appears later in this Proxy Statement for purposes of evaluating the price performance of the Company's common stock.

          - Annual Incentive Compensation. Annual bonuses payable in cash were awarded based on achievement of corporate and individual performance objectives, and annual bonuses payable in the form of stock option grants, were awarded based on achievement of corporate performance objectives. For the 1998 fiscal year, the corporate performance objectives were tied to the following measures of financial success: (i) the achievement of certain Rituxan net sales levels by the Rituxan joint business arrangement with Genentech; (ii) European regulatory approval of Rituxan; (iii) achievement of certain Rituxan manufacturing milestones;
     (iv) accomplishment of certain research and development objectives, including the achievement of clinical testing objectives for products under development; (v) identification and in-license of a complementary oncology product; and (vi) the attainment of certain per share targets. Each objective was assigned a relative weight in determining the amount of the bonus attributable to corporate performance.

     Thirty percent (30%) of the individual cash bonuses were based upon achievement of corporate objectives and seventy percent (70%) of the individual cash bonuses were based upon attainment of each officer's individual performance objectives. The corporate performance objectives for the 1998 fiscal year were achieved at an overall rate of ninety percent (90%), and the individual performance objectives for the 1998 fiscal year were achieved at an overall average rate of 91%. Accordingly, the bonuses payable to the executive officers in 1998 on the basis of corporate and individual performance for the 1998 fiscal year were made in the form of cash and stock option grants. The number of common shares subject to each such bonus grant was determined pursuant to a formula under which a specific number of option shares was targeted for each executive officer at the start of the fiscal year, and the number of option shares actually awarded was based upon the percentage to which the individual and corporate performance targets for the fiscal year were attained. Each option will become exercisable in periodic installments over a four-year period, contingent upon the executive officer's continued employment with the Company.

     The size of the stock option grant to each executive officer is set at a level which we feel is appropriate to create a meaningful opportunity for stock ownership based upon the executive officer's current position with the Company, internal comparability with stock option grants made to other Company executives, the executive officer's current level of performance and his or her potential for future responsibility and promotion over the option term. We also take into account comparable equity incentives provided to individuals in similar positions in the biopharmaceutical industry, as reflected in external surveys, and the number of unvested options held by the executive officer at the time of the new grant. We have established certain general guidelines by which we seek to target a fixed number of unvested option shares for each executive officer based upon his or her current position with the Company and his or her potential for growth within the Company, i.e. future responsibilities and possible promotions over the option term. However, we do not strictly adhere to these guidelines in making stock option grants, and the relative weight which we give to the various factors varies from individual to individual, as the circumstances warrant.

CEO COMPENSATION

     In setting Dr. Rastetter's base salary for the 1998 fiscal year, it was our intent to provide him with a level of stability and certainty each year and not to have this particular component of compensation affected to any significant degree by Company performance factors. Accordingly, we primarily took Dr. Rastetter's personal performance into consideration in setting his base salary at $330,000. The remaining components of Dr. Rastetter's compensation package provide no dollar guarantees and are contingent upon the attainment of performance objectives.

     Dr. Rastetter was paid a cash bonus of $117,876 and was awarded an additional bonus for the 1998 fiscal year in the form of a stock option grant on January 13, 1999 for 63,000 shares of common stock at an exercise price of $46.31 per share, based primarily upon the Company's progress in meeting the performance objectives identified above for the year. The stock option grant reflected the Company's continuing policy to maintain Dr. Rastetter's option holdings at a level consistent with that for other chief executive officers of comparable development-stage companies in the biopharmaceutical industry and to subject a portion of his overall compensation each year to the market performance of the Company's common stock. Accordingly, the stock option grants will be of no value to Dr. Rastetter unless there is appreciation in the value of the Company's common stock over the option term.

COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(m)

     As a result of Section 162(m) of the Internal Revenue Code, the Company will not be allowed a federal income tax deduction for compensation paid to certain executive officers, to the extent that compensation exceeds $1 million per officer in any one year. This limitation will apply to all compensation paid to the covered executive officers which is not considered to be performance based. Compensation which does qualify as performance-based compensation will not have to be taken into account for purposes of this limitation. The Company's Option Plan is structured so that any compensation deemed paid in connection with the exercise of stock options granted under that plan with an exercise price equal to the market price of the option shares on the grant date will qualify as performance-based compensation.

     Because it is very unlikely that the cash compensation payable to any of the Company's executive officers will approach the $1 million limit in the foreseeable future, we have decided at this time not to take any other action to limit or restructure the elements of cash compensation payable to the Company's executive officers. We will reconsider this decision should the individual cash compensation of any executive officer ever approach the $1 million level.

     The foregoing report has been submitted by the undersigned in our capacity as members of the Compensation Committee of the Company's Board of Directors.

                                          Charles C. Edwards, M.D.
                                          Franklin P. Johnson, Jr.
                                          Bruce R. Ross

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table sets forth the compensation earned by the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for the 1998 fiscal year for services rendered in all capacities to the Company for the 1998, 1997 and 1996 fiscal years. No executive officer resigned or terminated employment during the 1998 fiscal year who would have otherwise been includible in such table on the basis of salary and bonus earned for that fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                         LONG TERM
                                                                                        COMPENSATION
                                                                                           AWARDS
                                                                                        ------------
                                                    ANNUAL COMPENSATION                  NUMBER OF
                                        --------------------------------------------     SECURITIES
                                                                        OTHER ANNUAL     UNDERLYING
   NAME AND PRINCIPAL POSITION(S)       YEAR     SALARY     BONUS(1)    COMPENSATION      OPTIONS
   ------------------------------       ----    --------    --------    ------------    ------------
William H. Rastetter, Ph.D............  1998    $330,000    $117,876      $    --          62,300
  President, Chief Executive Officer    1997     300,000     108,000           --          45,100
  and Chairman                          1996     275,000     106,906           --         125,000
William R. Rohn.......................  1998     254,000      80,010           --          37,380
  Chief Operating Officer               1997     235,000      75,670       35,554          27,100
                                        1996     208,000      63,518       42,223          75,000
Nabil Hanna, Ph.D.....................  1998     252,000      75,411           --          37,380
  Chief Scientific Officer              1997     235,400      60,969           --          27,100
                                        1996     214,000      69,058           --          75,000
Antonio J. Grillo-Lopez, M.D..........  1998     243,000      76,318           --          37,380
  Chief Medical Officer                 1997     229,000      68,128           --          27,100
                                        1996     212,000      70,490       56,000         115,000
Christopher J. Burman.................  1998     210,000      68,355           --          37,380
  Senior Vice President, Manufacturing  1997     187,179      54,147           --          67,100
  and Process Sciences                  1996     175,904      46,816       18,000          75,000

---------------
(1) The amounts shown under the Bonus column include cash bonuses earned for the indicated fiscal years, but paid in the following year.

STOCK OPTIONS

     The following table provides information with respect to the stock option grants made during the 1998 fiscal year under the Company's Option Plan to the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for such fiscal year. Except for the limited stock appreciation right described in Footnote (1) below which formed part of the option grant made to each named executive officer, no stock appreciation rights were granted to such executive officers during the 1998 fiscal year.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS                     POTENTIAL REALIZABLE
                                ---------------------------------------------------      VALUE AT ASSUMED
                                NUMBER OF      % OF TOTAL                              ANNUAL RATE OF STOCK
                                SECURITIES      OPTIONS      EXERCISE                   PRICE APPRECIATION
                                UNDERLYING     GRANTED TO     OR BASE                     FOR OPTION TERM
                                 OPTIONS      EMPLOYEES IN   PRICE(2)    EXPIRATION   -----------------------
             NAME               GRANTED(1)    FISCAL YEAR    ($/SHARE)      DATE        5%(3)        10%(3)
             ----               ----------    ------------   ---------   ----------   ----------   ----------
William H. Rastetter, Ph.D....    62,300(4)       8.02%       $41.50       2/4/08     $1,625,413   $4,118,791
William R. Rohn...............    37,380(4)       4.81%        41.50       2/4/08        975,248    2,471,274
Nabil Hanna, Ph.D.............    37,380(4)       4.81%        41.50       2/4/08        975,248    2,471,274
Antonio J. Grillo-Lopez,
  M.D.........................    37,380(4)       4.81%        41.50       2/4/08        975,248    2,471,274
Christopher J. Burman.........    37,380(4)       4.81%        41.50       2/4/08        975,248    2,471,274

---------------
(1) The shares subject to each option will immediately vest in the event the Company is acquired by a merger or asset sale, unless the option is assumed or replaced by the acquiring entity. The Plan Administrator also has the discretionary authority to provide for accelerated vesting of the option shares upon the termination of the optionee's employment following a hostile change in control of the Company, whether by tender offer for 25% or more of the Company's outstanding voting stock or one or more proxy contests for the election of Board members. For further information concerning these vesting acceleration provisions, see "Management Contracts and Change in Control Agreements." Each option has a maximum term of ten years, subject to earlier termination in the event of the optionee's cessation of service with the Company.

    Each option includes a limited stock appreciation right which will result in the cancellation of that option, to the extent exercisable for vested shares, upon the successful completion of a hostile tender for securities possessing more than 25% of the combined voting power of the Company's outstanding voting securities. In return for the cancelled option, the optionee will receive a cash distribution per cancelled option share equal to the excess of (i) the highest price paid per share of the Company's common stock in such hostile tender offer over (ii) the exercise price payable per share under the cancelled option.

(2) The exercise price may be paid in cash, in shares of the Company's common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the Federal and State income tax liability incurred by the optionee in connection with such exercise. The optionee may be permitted, subject to the approval of the Plan Administrator, to apply a portion of the shares purchased under the option (or to deliver existing shares of common stock) in satisfaction of such tax liability. The exercise price for options granted was equal to the fair market value of the Company's common stock on the grant date.

(3) There is no assurance provided to any executive officer or any other holder of the Company's securities that the actual stock price appreciation over the ten-year option term will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of the common stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

(4) Each of these options will become exercisable for 25% of the option shares upon the optionee's completion of one year of service measured from the January 1, 1998 vesting commencement date, and will become exercisable for the balance of the option shares in 36 successive equal monthly installments upon the optionee's completion of each additional month of service thereafter. The grant date for these options was February 5, 1998.

OPTION EXERCISES AND HOLDINGS

     The table below sets forth information concerning the exercise of options during the 1998 fiscal year and unexercised options held as of the end of such year by the Company's Chief Executive Officer and the Company's four next highest-paid executive officers for such fiscal year. No stock appreciation rights were exercised during such fiscal year, and except for the limited stock appreciation right described in Footnote (1) to the Option Grants In Last Fiscal Year Table which forms part of each outstanding stock option, no stock appreciation rights were outstanding at the end of that fiscal year.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                 NUMBER                      SECURITIES UNDERLYING         VALUE OF UNEXERCISED
                                OF SHARES                   UNEXERCISED OPTIONS AT        IN-THE-MONEY OPTIONS AT
                                ACQUIRED     AGGREGATE         DECEMBER 31, 1998           DECEMBER 31, 1998(2)
                                   ON          VALUE      ---------------------------   ---------------------------
             NAME               EXERCISE    REALIZED(1)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               ---------   -----------   -----------   -------------   -----------   -------------
William H. Rastetter,
  Ph.D. ......................   30,000     $1,233,750      460,818        131,469      $18,394,260    $2,377,456
William R. Rohn...............   15,800        585,688      157,190         78,742        5,735,143     1,406,587
Nabil Hanna, Ph.D. ...........   36,000      1,455,813      271,819         78,423       10,781,319     1,406,587
Antonio J. Grillo-Lopez,
  M.D. .......................   55,669      1,076,918      142,803         92,007        4,609,980     1,817,032
Christopher J. Burman.........   40,885      1,393,967      130,558        110,340        4,210,976     1,859,465

---------------
(1) Based on the closing price of the purchased shares on the option exercise date less the exercise price paid for such shares.

(2) Based on fair market value of the common stock at fiscal year end ($47.00 per share) less the option exercise price payable per share.

MANAGEMENT CONTRACTS AND CHANGE IN CONTROL AGREEMENTS

     The Company has an employment agreement with Dr. Antonio Grillo-Lopez under which he serves as Chief Medical Officer. Under the employment agreement, in the event of termination of Dr. Grillo-Lopez's employment by the Company, with or without cause, the Company or its successors or assigns, whether as a result of bankruptcy, takeover or merger, will pay him a severance benefit equal to his most recent annual cash compensation (including salary plus bonus).

     The Company has entered into agreements with each of Dr. Rastetter, Mr. Burman, Dr. Grillo-Lopez, Dr. Hanna, Mr. Rohn, Dr. Geigert, Ms. Matsui, Mr. Schneider and Mr. Woolcott that provide for accelerated vesting of the shares of common stock subject to the outstanding options held by each individual under the Company's Option Plan in the event his or her employment is involuntarily terminated following a Corporate Transaction or Change in Control which does not otherwise trigger the accelerated vesting of those option shares.

     For purposes of these agreements, the following definitional provisions will be in effect:

     - Corporate Transaction: an acquisition of the Company by merger or consolidation or by sale of all or substantially all of the Company's assets.

     - Change in Control: (i) an acquisition by any person or related group of persons (other than the Company or its affiliates) of twenty-five percent (25%) or more of the outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept or (ii) a change in the individuals comprising the majority of the Board effected within a period specified in such agreement through one or more proxy-contested elections for Board membership.

     An involuntary termination of employment will be deemed to occur under these Change in Control agreements should the officer's employment with the Company terminate by reason of: (i) such individual's dismissal or discharge for reasons other than willful misconduct, fraud or other conduct likely to result in material, economic loss to the Company, or (ii) such individual's resignation following (A) a change in such individual's position with the Company which materially reduces his level of responsibility, (B) a reduction in his level of compensation or (C) a significant relocation of such individual's primary place of employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended December 31, 1998, Charles C. Edwards, M.D., Franklin P. Johnson, Jr., and Bruce R. Ross served as members of the Compensation Committee of the Board of Directors. No member of the Compensation Committee was at any time during the 1998 fiscal year an officer or employee of the Company or its subsidiary. No member of the Compensation Committee has previously been an officer or employee of the Company.

     No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers serving as a member of the Company's Board of Directors or Compensation Committee.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the Delaware General Corporation Law, the Company has adopted provisions in its Amended and Restated Certificate of Incorporation, which eliminates the personal liability of its directors to the Company and its stockholders for monetary damages for breach of the directors' fiduciary duties in certain circumstances and which authorize the Company to indemnify its directors, officers and other agents, by bylaw, agreement or otherwise, to the fullest extent permitted by law. The Company's Bylaws require the Company to indemnify its directors and allow the Board of Directors in its discretion to indemnify officers, employees and other agents to the fullest extent permitted by law, including those circumstances in which indemnification would otherwise be discretionary; provided, however, that the corporation shall indemnify any such agent in connection with a proceeding initiated by such agent only if such proceeding was authorized by the Board of Directors of the Company. Additionally, the Company shall advance to the Director, prior to any final disposition of any threatened or pending action, suit or proceeding, whether civil, criminal, administrative or investigative, any and all reasonable expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit or proceeding within ten (10) days after receiving copies of invoices presented to Director for such expenses.

     The Company's Amended and Restated Certificate of Incorporation and Bylaws expressly authorize the use of indemnification agreements and, with the approval of its stockholders, the Company has entered into separate indemnification agreements with its directors and executive officers. The Company's Board of Directors has authorized similar indemnification agreements for the Company's officers and the Company has entered into separate indemnification agreements with certain of its officers and key employees. These agreements may require the Company, among other things, to indemnify directors and officers against certain liabilities that may arise by reason of their status or service as directors and officers. Management believes that these provisions in its Amended and Restated Certificate of Incorporation and its Bylaws and contractual indemnification are necessary to attract and retain qualified persons as directors and officers.

     At present, there is no pending litigation or proceeding involving a director, officer, employee or agent of the Company where indemnification will be required or permitted. The Company is not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

     In March 1995, the Company and Genentech entered into a collaboration for the clinical development and commercialization of the Company's anti-CD20 monoclonal antibody, Rituxan, for the treatment of certain non-Hodgkin's B-cell lymphomas. As part of the collaboration, Genentech became a principal stockholder of the Company and Mr. William D. Young, Chief Operating Officer of Genentech, is serving as a director of the Company. Concurrent with the collaborative agreement, the Company and Genentech entered into an expression technology license agreement for a proprietary gene expression technology developed by the Company and a preferred stock purchase agreement providing for certain equity investments in the Company by Genentech. Under the terms of these agreements, the Company and Genentech are copromoting Rituxan in the United States with the Company receiving a share of copromotion profits. Under the terms of separate agreements with Genentech, commercialization of Rituxan outside the United States is the responsibility of
F. Hoffmann-La Roche, Inc. except in Japan, where Zenyaku is responsible for development, marketing and sales. The Company receives royalties on sales of Rituxan outside the United States. During 1998, the Company recognized a $10.0 million product development milestone payment from Genentech for European approval of Rituxan and $53.8 million from its joint business arrangement with Genentech for the commercialization of Rituxan.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely upon review of the copies of such reports furnished to the Company and written representations that no other reports were required, the Company believes that during the fiscal year ended December 31, 1998, its officers, directors and holders of more than 10% of the Company's common stock complied with all Section 16(a) filing requirements.

COMPARATIVE STOCK PERFORMANCE GRAPH

     The graph depicted below shows the Company's cumulative total stockholder return as an index assuming $100 invested in the Company's common stock, along with the performance of the Center for Research in Security Prices ("CRSP") Nasdaq Stock Market Index and an Industry Group Index for the last five years ended December 31, 1998. The returns were calculated assuming the investment in the Company's common stock, the Nasdaq Stock Market (U.S. Companies) and the Industry Group on December 31, 1993, and that dividends were reinvested. Total return calculations were provided to the Company by the CRSP at The University of Chicago Graduate School of Business and the Industry Group Index consist of the following public companies whose prices are reported by the Nasdaq National
Market: Centocor, Inc.; Cytogen Corporation; Immunogen, Inc.; Immunomedics, Inc.; NeoRx Corporation; and Xoma Corporation. The Company originally selected the companies in the Industry Group Index as a peer group index because it provided a representative sample of biopharmaceutical companies based primarily on antibody technology.

     IT SHOULD BE NOTED THAT THIS GRAPH REPRESENTS HISTORICAL STOCK PRICE PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE STOCK PRICE PERFORMANCE.

                            STOCK PERFORMANCE GRAPH

                                                  IDEC PHARMACEUTICALS          CRSP NASDAQ STOCK
                                                       CORPORATION                   MARKET                  INDUSTRY GROUP
                                                  --------------------          -----------------            --------------
'Dec-93'                                                 100.000                     100.000                     100.000
'Jun-94'                                                  42.391                      91.318                      74.206
'Dec-94'                                                  36.957                      97.752                      93.787
'Jun-95'                                                  97.826                     121.911                      85.983
'Dec-95'                                                 339.131                     138.256                     163.559
'Jun-96'                                                 402.174                     156.508                     184.826
'Dec-96'                                                 413.044                     170.015                     184.485
'Jun-97'                                                 421.739                     190.265                     160.920
'Dec-97'                                                 597.826                     208.299                     160.699
'Jun-98'                                                 409.783                     250.543                     170.368
'Dec-98'                                                 817.392                     293.520                     196.759

     Notwithstanding anything to the contrary set forth in the Company's previous filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings made by the Company under those statutes, including the filing of this Proxy Statement, the Compensation Committee Report on Executive Compensation and the Stock Performance Graph contained in this Proxy Statement are not to be incorporated by reference into those previous filings, nor is such report or graph to be incorporated into any future filings made by the Company under those statutes.

                                 PROPOSAL NO. 2

                    AMENDMENT TO THE 1988 STOCK OPTION PLAN
                      OF IDEC PHARMACEUTICALS CORPORATION

     The Option Plan was originally adopted by the Board of Directors on July 19, 1988 and approved by the stockholders on March 29, 1989 and has subsequently been amended on several occasions. In order to: (i) continue to provide equity incentives to employees (including officers), especially to retain key employees who have become substantially vested in previous stock option grants; (ii) create an additional stock option pool for use in recruiting personnel in connection with the expansion of the Company's operations; and (iii) ensure that the Company's stock option grants to employees are competitive with practices in comparable companies in the biopharmaceutical industry, the Board of Directors amended the Option Plan on January 13, 1999, to increase the number of shares of the Company's common stock authorized for issuance under the Option Plan by an additional 800,000 shares, subject to stockholder approval at the Annual Meeting.

     The Option Plan provides for the grant of options which qualify for favorable tax treatment as incentive stock options ("Incentive Options") under
Section 422 of the Internal Revenue Code and non-qualified stock options which are not entitled to such treatment. The total number of shares of common stock issuable over the term of the Option Plan may not exceed 7,135,000 shares, inclusive of the 800,000 share increase for which stockholder approval is sought under this Proposal.

     The following is a summary of the principal features of the Option Plan. The summary, however, does not purport to be a complete description of all the provisions of the Option Plan. Any stockholder who wishes to obtain a copy of the actual Option Plan document may do so by written request to the Corporate Secretary at the Company's executive offices in San Diego, California.

ADMINISTRATION

     The Option Plan is administered by the Compensation Committee of the Board of Directors. The members of the Compensation Committee are appointed by the Board of Directors and may be removed by the Board of Directors at any time. The Compensation Committee, which will be referred to in this summary as the Plan Administrator, has full authority, subject to the provisions of the Option Plan, to determine the eligible individuals who are to receive option grants and/or stock appreciation rights under the Option Plan, the type of option (incentive stock option or non-qualified stock option) or stock appreciation right (tandem or limited) to be granted, the number of shares to be covered by each granted option or right, the date or dates on which the option or right is to become exercisable, and the maximum term for which the option or right is to remain outstanding.

ELIGIBILITY AND PARTICIPATION

     The Option Plan authorizes the grant of stock options and stock appreciation rights to key employees (including officers and directors), non-employee Board members and independent consultants of the Company or any subsidiary corporation.

     As of February 28, 1999, approximately 43 independent consultants, nine (9) non-employee directors and 370 employees, including nine (9) executive officers, were eligible to participate in the Option Plan. The non-employee Board members are also eligible to receive periodic option grants under the Company's Directors Plan

ISSUABLE SHARES

     The maximum number of shares of common stock issuable over the term of the Option Plan may not exceed 7,135,000 shares, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. The issuable shares may be made available either from the authorized but unissued shares of common stock or from shares of common stock repurchased by the Company, including shares purchased on the open market.

     In no event may any one individual participating in the Option Plan be granted stock options or separately-exercisable stock appreciation rights for more than 1,250,000 shares of common stock in the aggregate over the term of the Option Plan, subject to adjustment from time to time in the event of certain changes to the Company's capital structure. For purposes of such limitation, any options or stock appreciation rights granted prior to January 1, 1994 will not be taken into account. Stockholder approval of this Proposal will also constitute the re-approval of such share limitation.

     Should an option expire or terminate for any reason prior to exercise in full the shares subject to the portion of the option not so exercised will be available for subsequent option grants under the Option Plan. Unvested shares issued under the Option Plan and subsequently repurchased by the Company at the option exercise price paid per share will be added back to the share reserve and will be available for subsequent issuance under the Option Plan. Shares subject to any option surrendered or cancelled in accordance with the stock appreciation right provisions of the Option Plan will not be available for subsequent grants.

     As of February 28, 1999, approximately 1,902,842 shares of common stock have been issued under the Option Plan, 4,166,101 shares of common stock were subject to outstanding options, and 1,066,057 shares of common stock(1) were available for future option grants, inclusive of the 800,000 share increase for which stockholder approval is sought under this Proposal.

PRICE AND EXERCISABILITY

     The exercise price of options granted under the Option Plan may not be less than 85% of the fair market value of the common stock on the grant date. If the granted option is an Incentive Option, the exercise price must not be less than 100% of the fair market value of the common stock on the date of grant. The maximum period during which any option may remain outstanding under the Option Plan may not exceed ten (10) years.

     Options granted under the Option Plan may be immediately exercisable for the full number of shares purchasable thereunder or may become exercisable in cumulative increments over a period of months or years as determined by the Plan Administrator.

     The exercise price is payable in cash or with shares of the Company's common stock. The exercise price may also be paid through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

     The Plan Administrator may also assist one or more optionees (including an officer or director) in the exercise of their outstanding options by (i) authorizing a loan from the Company or (ii) permitting the optionee to pay the exercise price in installments over a period of years. The terms and conditions of any such loan or installment payment will be established by the Plan Administrator in its sole discretion, but in no event may the maximum credit extended to the optionee exceed the aggregate exercise price payable for the purchased shares plus any Federal or state income or employment taxes incurred in connection with the purchase.

VALUATION

     For purposes of establishing the option exercise price and for all other valuation purposes under the Option Plan, the fair market value per share of common stock on any relevant date will be deemed equal to the closing selling price per share on such date, as quoted on The Nasdaq Stock Market. If there is no reported selling price for such date, then the closing selling price for the last previous date for which such quotation

---------------

(1) The number of shares available for future option grants will be increased by the number of shares subject to currently outstanding options which terminate or expire prior to exercise and will also be adjusted in the event of certain changes to the Company's capital structure.

exists will be determinative of fair market value. The closing selling price of the Company's common stock on February 26, 1999 was $43.31 per share.

TERMINATION OF SERVICE

     Should the optionee cease to remain in the Company's service while holding one or more options under the Option Plan, then such optionee will not have more than a thirty-six (36) month period (or such shorter period as the Plan Administrator may specify at the time of grant) following such cessation of service in which to exercise such options, unless the Plan Administrator determines that such exercise period should subsequently be extended for one or more additional months or years. Under no circumstances, however, may any option be exercised after the specified expiration date of the option term. Each such option will, during such limited period, normally be exercisable only for the number of shares for which the option is exercisable on the date of the optionee's cessation of service. However, the Plan Administrator will have complete discretion to accelerate in whole or in part the vesting of any outstanding options held by the optionee at the time of his or her cessation of service and may exercise such discretion at any time while the option remains outstanding.

     Should the optionee die while holding one or more outstanding options, then the personal representative of the optionee's estate or the person or persons to whom each such option is transferred pursuant to the optionee's will or in accordance with the laws of inheritance will have the right to exercise such option for any or all of the shares for which the option is exercisable on the date of the optionee's cessation of service, less any option shares subsequently purchased by the optionee prior to death. Such right will lapse, and the option will terminate, upon the earlier of (i) the third anniversary of the date of the optionee's death or (ii) the specified expiration date of the option term.

     For purposes of the Option Plan, the optionee will be deemed to be in the service of the Company for so long as such individual renders periodic services to the Company or any subsidiary, whether as an employee, non-employee board member or independent consultant.

REPURCHASE RIGHTS

     Any unvested shares of common stock issued under the Option Plan will be subject to repurchase by the Company, at the original exercise price paid per share, upon the optionee's cessation of service prior to vesting in such shares. The Plan Administrator will have complete discretion in establishing the vesting schedule for any such unvested shares and will have full authority to cancel the Company's outstanding repurchase rights with respect to one or more unvested shares held by the optionee and may exercise this discretion at any time, whether before or after the optionee's service actually ceases.

ACCELERATION OF OPTIONS

     Corporate Transaction. In the event of any one of the following transactions (a "Corporate Transaction"):

          (a) a merger or consolidation in which the Company is not the surviving entity,

          (b) the sale, transfer or other disposition of substantially all of the Company's assets in liquidation or dissolution of the Company, or

          (c) any reverse merger in which the Company is the surviving entity but in which 50% or more of the Company's outstanding voting securities are transferred to persons other than those who held such securities immediately prior to the merger, each outstanding option will automatically become exercisable, immediately prior to the effective date of the Corporate Transaction, for all of the shares of common stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. However, the exercisability of an outstanding option will not so accelerate if and to the extent: (i) such option is either to be assumed by the successor corporation (or parent thereof) or is otherwise to be replaced by a comparable option to purchase shares of the capital stock of the successor corporation (or parent thereof) or (ii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of grant.

     The Company's outstanding repurchase rights under the Option Plan will also terminate, and the shares subject to such repurchase rights will become fully vested, upon the Corporate Transaction, except to the extent (i) one or more of such repurchase rights are to be assigned to the successor corporation (or its parent company) or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase rights are issued.

     Immediately following the consummation of the Corporate Transaction, all outstanding options will, to the extent not previously exercised by the optionees or assumed by the successor corporation (or its parent company), terminate and cease to be exercisable.

     Change in Control. The Plan Administrator has full power and authority, exercisable either at the time the option is granted or at any time which the option remains outstanding, to provide for the acceleration of one or more outstanding options under the Option Plan so that each such option will, immediately prior to a Change in Control, become exercisable for all of the shares of the common stock at the time subject to such option and may be exercised for any or all of such shares as fully-vested shares. The Plan Administrator will have complete discretion in establishing the specific terms and conditions upon which one or more outstanding options are to accelerate in connection with the Change in Control or upon which any of the Company's outstanding repurchase rights under the Option Plan are to terminate. Alternatively, the Plan Administrator may condition such accelerated option vesting and termination of the repurchase rights upon the optionee's cessation of service under certain prescribed circumstances following the Change in Control.

     A Change in Control will be deemed to occur:

          (a) should a person or related group of persons (other than the Company or its affiliates) acquire ownership of twenty-five percent (25%) or more of the Company's outstanding voting stock pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors does not recommend such stockholders to accept; or

          (b) on the first date within any period of 24 consecutive months or less on which there is effected a change in the composition of the Board of Directors such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (i) have been members of the Board continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

     Upon a Change in Control, each outstanding option will remain exercisable until the expiration or sooner termination of the option term specified in the instrument evidencing such grant.

     Special Acceleration Agreements. The Company has entered into agreements with certain of its officers to provide for the automatic acceleration of their outstanding options in the event their services are terminated in connection with a Corporate Transaction or Change in Control. The purpose of these agreements is to assure such individuals that either their services will continue to be required after the Corporate Transaction or Change in Control or that they will in fact receive the appreciated value of their outstanding options despite such Corporate Transaction or Change in Control. As of February 28, 1999, the number of option shares subject to these acceleration agreements was as follows for the Company's Chief Executive Officer and the Company's four most highly compensated executive officers for the 1998 fiscal year: William H. Rastetter, Ph.D., 620,040 shares; William R. Rohn, 273,413 shares; Nabil Hanna, Ph.D., 358,042 shares; Antonio J. Grillo-Lopez, M.D., 233,276 shares; and Christopher J. Burman, 258,699 shares.

     The acceleration of options in the event of a Corporate Transaction or Change in Control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

STOCK APPRECIATION RIGHTS

     At the discretion of the Plan Administrator, options may be granted with stock appreciation rights. Two types of stock appreciation rights are authorized for issuance under the Option Plan: (i) tandem rights which require the optionholder to elect between the exercise of the underlying option for shares of common stock and the surrender of such option for an appreciation distribution and (ii) limited rights which are automatically exercised upon the occurrence of a Hostile Take-Over (hereinafter defined).

     The appreciation distribution payable by the Company upon the exercise of a tandem stock appreciation right will be equal in amount to the excess of (i) the fair market value (on the exercise date) of the shares of common stock in which the optionee is at the time vested under the surrendered option over (ii) the aggregate exercise price payable for such shares. Such appreciation distribution may, at the discretion of the Plan Administrator, be made in shares of common stock valued at fair market value on the exercise date, in cash or in a combination of cash and common stock.

     One or more officers of the Company subject to the short-swing profit restrictions of the Federal securities laws may, in the discretion of the Plan Administrator, be granted limited stock appreciation rights as part of any stock option grants made to such officers. Any option with such a limited stock appreciation right will automatically be cancelled upon the occurrence of a Hostile Take-Over, to the extent the option is at such time exercisable for vested shares (including any shares which vest in connection with such Hostile Take-Over). In return, the optionee will be entitled to a cash distribution from the Company in an amount equal to the excess of (i) the Take-Over Price (hereinafter defined) of the shares of common stock at the time subject to the cancelled option (or cancelled portion) over (ii) the aggregate exercise price payable for such shares. The balance of the option (if any) will continue to remain outstanding and exercisable in accordance with the agreement evidencing such grant.

     For purposes of such limited stock appreciation right, the following definitions are in effect under the Option Plan:

          Hostile Take-Over: (i) the acquisition by any person or related group of persons (other than the Company or its affiliates) of securities possessing more than 25% of the combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board of Directors does not recommend such stockholders to accept.

          Take-Over Price: the greater of (i) the fair market value of the vested shares subject to the cancelled option, measured on the option cancellation date in accordance with the valuation provisions of the Option Plan described above, or (ii) the highest reported price per share paid by the tender offeror in effecting the Hostile Take-Over.

STOCKHOLDER RIGHTS AND OPTION ASSIGNABILITY

     No optionee is to have any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the option price for the purchased shares. Options are not assignable or transferable other than by will or by the laws of inheritance and, during the optionee's lifetime, the option may be exercised only by such optionee. However, the Plan Administrator may allow non-qualified options to be transferred or assigned during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members, to the extent such transfer or assignment is in furtherance of the optionee's estate plan.

CHANGES IN CAPITALIZATION

     In the event any change is made to the common stock issuable under the Option Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding common stock as a class without the Company's receipt of consideration, appropriate adjustments will be made to (i) the aggregate class and/or number of securities issuable under the Option Plan, (ii) the maximum number and/or class of securities for which any one individual may be granted stock options and separately exercisable stock appreciation rights under the Option Plan after December 31, 1993 and
(iii) the
class and/or number of securities and exercise price per share in effect under each outstanding option in order to prevent dilution or enlargement of benefits thereunder.

     Each outstanding option which is assumed or is otherwise to continue in effect after a Corporate Transaction will be appropriately adjusted to apply and pertain to the number and class of securities which would have been issued, in connection with such Corporate Transaction, to the holder of such option had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments will also be made to the exercise price payable per share and to the number and class of securities subsequently available for issuance under the Option Plan on both an aggregate and per participant basis.

     The grant of stock options or stock appreciation rights under the Option Plan will not affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator has the authority to effect the cancellation of any or all options outstanding under the Option Plan and to grant in substitution therefor new options covering the same or different numbers of shares of common stock but with an exercise price per share not less than 85% of the fair market value of the common stock on the new grant date (or 100% of such fair market value if the new option is to be an Incentive Option).

EXCESS GRANTS

     The Option Plan permits the grant of options to purchase shares of common stock in excess of the number of shares then available for issuance under the Option Plan. Any options so granted cannot be exercised prior to stockholder approval of an amendment sufficiently increasing the number of shares available for issuance under the Option Plan.

AMENDMENT OF THE STOCK OPTION PLAN

     The Board of Directors may amend or modify the Option Plan in any or all respects whatsoever. No such amendment may adversely affect the rights of existing optionees without their consent. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

     The Board may terminate the Option Plan at any time, and the Option Plan will in all events terminate on December 31, 2002. Each stock option or stock appreciation right outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grant.

STOCK AWARDS

     The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the following information with respect to stock option transactions effected during the period from January 1, 1998 to February 28, 1999 under the Option Plan: (i) the number of shares of common stock subject to options granted during the period and (ii) the weighted average option price payable per share.

                                                                    WEIGHTED AVERAGE
                                                OPTIONS GRANTED     EXERCISE PRICE OF
                    NAME                       (NUMBER OF SHARES)    OPTIONS GRANTED
                    ----                       ------------------   -----------------
William H. Rastetter, Ph.D...................       125,300              $43.92
William R. Rohn..............................        75,180               43.92
Nabil Hanna, Ph.D............................        75,180               43.92
Antonio J. Grillo-Lopez, M.D.................        75,180               43.92
Christopher J. Burman........................        75,180               43.92
All current executive officers as a group (9
  persons)...................................       676,620               43.92
All non-executive directors and director
  nominees as a group (8 persons)............            --                  --
All individuals, including current officers
  who are not executive officers as a group
  (approximately 374 persons)................       538,097               34.57

ACCOUNTING TREATMENT

     Option grants with exercise prices less than the fair market value of the option shares on the grant date will result in a compensation expense to the Company's earnings equal to the difference between such exercise prices and the fair market value of the shares on the grant date. Such expense will be accrued by the Company over the period the optionee vests in the shares purchasable under the option. Option grants with exercise prices equal to the fair market value of the shares on the grant date will not result in any direct charge to the Company's earnings. However, the Company must make pro forma disclosures, in the notes to the Company's consolidated financial statements, of the impact those options would have on the Company's earnings were the value of those options at the time of grant treated as compensation expense. Whether or not granted at a discount, the number of outstanding options may be a factor in determining the Company's earnings per share.

     The Financial Accounting Standards Board recently announced its intention to issue an exposure draft of a proposed interpretation of APB Opinion 25, "Accounting for Stock Issued to Employees." Under the proposed interpretation, option grants made to non-employee Board members or independent consultants after December 15, 1998 will result in a direct charge to the Company's reported earnings based upon the fair value of the option measured initially as of the grant date and then subsequently on the vesting date of each installment of the option shares. Accordingly, such charge will include the appreciation in the value of the option shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the vesting date of each installment of the option shares. In addition, if the proposed interpretation is adopted, any options which are repriced after December 15, 1998 will also trigger a direct charge to Company's reported earnings measured by the appreciation in the value of the underlying shares over the period between the grant date of the option (or, if later, the effective date of the final interpretation) and the date the option is exercised for those shares.

     Should one or more optionees be granted stock appreciation rights which have no conditions upon exercisability other than a service or employment requirement, then such rights will result in a compensation expense to be charged against the Company's earnings. Accordingly, at the end of each fiscal quarter, the amount (if any) by which the fair market value of the shares of common stock subject to such outstanding stock appreciation rights has increased from prior quarter-end will be accrued as compensation expense, to the extent such fair market value is in excess of the aggregate exercise price in effect for such rights.

FEDERAL TAX CONSEQUENCES

     Options granted under the Option Plan may be either Incentive Options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-qualified stock options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

          Incentive Options. No taxable income is recognized by the optionee at the time of the option grant and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

          For Federal income tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

          Upon a qualifying disposition of the shares, the optionee will recognize a long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the date the option was exercised over (ii) the exercise price paid for the shares will be taxable as ordinary income. Any additional gain recognized upon the disposition will be a capital gain.

          If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of
     (i) the fair market value of such shares on the date the option was exercised over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a business expense deduction with respect to the optionee's disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

          Non-Qualified Options. No taxable income is recognized by an optionee upon the grant of a non-qualified option.

          The optionee will in general recognize ordinary income in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

          Special provisions of the Internal Revenue Code apply to the acquisition of common stock under a non-qualified option, if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

             (a) If the shares acquired upon exercise of the non-qualified option are subject to repurchase by the Company at the original exercise price in the event of the optionee's termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the Company's repurchase right lapses with respect to such shares over (ii) the exercise price paid for the shares.

             (b) The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the non-qualified option an amount equal to the excess of
        (i) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company's repurchase right) over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the Company's repurchase right lapses.

          The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-qualified option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options granted with an exercise price equal to the fair market value of the option shares will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

          Stock Appreciation Rights. An optionee who is granted a stock appreciation right will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the optionee.

NEW PLAN BENEFITS

     As of February 28, 1999, no stock options have been granted on the basis of the 800,000 share increase subject to stockholder approval at the Annual Meeting.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the shares of the Company's outstanding voting stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval to amend the Option Plan to increase the number of shares issuable under the Option Plan from 6,335,000 shares to 7,135,000 shares. Should such stockholder approval not be obtained, then any stock options granted on the basis of the 800,000 share increase will terminate without becoming exercisable for any of the shares of common stock subject to those options, and no further options will be granted on the basis of such share increase. However, the Option Plan will continue to remain in effect and stock option grants may continue to be made pursuant to the provisions of the Option Plan until the available reserve of common stock as last approved by the stockholders has been issued.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1988 STOCK OPTION PLAN OF THE COMPANY.

                                 PROPOSAL NO. 3

               AMENDMENT TO THE 1995 EMPLOYEE STOCK PURCHASE PLAN
                                 OF THE COMPANY

     The 1995 Employee Stock Purchase Plan (the "Purchase Plan") was originally adopted by the Board of Directors on January 25, 1995 and became effective on July 3, 1995 and has subsequently been amended on several occasions. The Purchase Plan is intended to provide eligible employees of the Company and its participating affiliates with the opportunity to acquire a proprietary interest in the Company through participation in a payroll-deduction based employee stock purchase plan designed to operate in compliance with Section 423 of the Internal Revenue Code.

     The Board of Directors amended the Purchase Plan on January 13, 1999, to increase the number of shares of the Company's common stock authorized for issuance under the Purchase Plan by an additional 200,000 shares, subject to stockholder approval at the Annual Meeting. The Board believes that it is in the best interests of the Company to continue a program of stock ownership for the Company's employees in order to provide them with a meaningful opportunity to acquire a substantial proprietary interest in the Company and thereby encourage such individuals to remain in the Company's service and more closely align their interests with those of the stockholder.

     The Board had previously amended the Purchase Plan on July 1, 1998 to effect the following changes: (i) limit the duration of the offering period which began on July 1, 1998 to an eighteen (18)-month period ending on December 31, 1999, (ii) impose limits on the maximum number of shares of common stock which may be purchased in the aggregate by all participants on each of the three
(3) semi-annual purchase dates which will occur within that offering period,
(iii) eliminate the automatic reset provisions of the Purchase Plan under which a new offering period would otherwise begin if the market price per share of common stock on any purchase date within a current offering period were less than the market price per share of common stock on the start date of that offering period. In addition, the Purchase Plan was subsequently amended to provide the Plan Administrator with the discretionary authority to increase or decrease the limitation on the maximum number of shares purchasable per participant on each purchase date within an offering.

     The following is a summary of the principal features of the Purchase Plan, as most recently amended. The summary, however, does not purport to be a complete description of all the provisions of the Purchase Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so upon written request to the Corporate Secretary at the Company's principal executive offices in San Diego, California.

SHARE RESERVE

     695,000 shares of common stock have been reserved for issuance under the Purchase Plan, inclusive of the 200,000 share increase for which stockholder approval is sought under this Proposal. In the event any change is made to the outstanding shares of common stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the class and maximum number of securities issuable under the Purchase Plan, including the class and maximum number of securities issuable per participant on any one purchase date, and (ii) the class and number of securities subject to each outstanding purchase right and the purchase price payable per share thereunder.

ADMINISTRATION

     The Purchase Plan is administered by the Compensation Committee of the Board of Directors. Such committee, as Plan Administrator, will have full authority to adopt such rules and procedures as it may deem necessary for proper plan administration and to interpret the provisions of the Purchase Plan. All costs and expenses incurred in plan administration will be paid by the Company without charge to participants.

OFFERING PERIODS AND PURCHASE PERIODS

     The Purchase Plan will be implemented in a series of successive offering periods, each with a maximum duration (not to exceed twenty-four (24) months) designated by the Plan Administrator prior to the start date. The current offering period began on the July 1, 1998 and will end on December 31, 1999. It is anticipated that the next offering period will run from January 1, 2000 to December 31, 2001. Subsequent offering periods will commence as designated by the Plan Administrator.

     Shares will be purchased during the offering period at successive quarterly intervals. Each such interval will constitute a purchase period. Purchase periods under the Purchase Plan will begin on the first business day in January, April, July and October each year and end on the last business day in the immediately succeeding March, June, September and December, respectively, each year.

ELIGIBILITY

     Any individual who customarily works for more than twenty (20) hours per week for more than five (5) months per calendar year in the employ of the Company or any participating affiliate will become eligible to participate in an offering period on the start date of any purchase period (within that offering period) which begins on or after such individual's completion of thirty (30) days of continuous service with the Company or any affiliate. The date such individual enters the offering period will be designated his or her entry date for purposes of that offering period.

     Participating affiliates include any parent or subsidiary corporations of the Company, whether now existing or hereafter organized, which elect, with the approval of the Board of Directors, to extend the benefits of the Purchase Plan to their eligible employees.

     As of February 28, 1999, approximately 370 employees, including nine executive officers, were eligible to participate in the Purchase Plan.

PURCHASE PROVISIONS

     Each participant will be granted a separate purchase right for each offering period in which he or she participates. The purchase right will be granted on his or her entry date into that offering period and will be automatically exercised on the last business day of each purchase period within that offering period on which he or she remains an eligible employee.

     Each participant may authorize payroll deductions in any multiple of one percent (1%) of his or her total cash earnings per pay period, up to a maximum of ten percent (10%).

     On the last business day of each purchase period, the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase period. However, no participant may, on any one purchase date within the offering period, purchase more than two thousand five hundred (2,500) shares of common stock. The Plan Administrator will have the discretionary authority, exercisable prior to the start of any offering period, to increase or decrease the two thousand five hundred (2,500) share limitation to be in effect for the number of shares purchasable per participant on each purchase date within the offering period.

PURCHASE PRICE

     The purchase price per share at which common stock will be purchased on the participant's behalf on each purchase date within the offering period will be equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of common stock on the participant's entry date into that offering period or (ii) the fair market value per share of common stock on that purchase date. However, for each participant whose entry date is other than the start date of the offering period, the clause (i) amount will not be less than the fair market value per share of common stock on the start date of that offering period.

VALUATION

     The fair market value per share of common stock on any relevant date will be deemed equal to the closing selling price per share on such date on The Nasdaq Stock Market. On February 26, 1999, the fair market value per share of common stock determined on such basis was $43.31 per share.

SPECIAL LIMITATIONS

     The Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following limitations:

          (i) No purchase right may be granted to any individual who owns stock (including stock purchasable under any outstanding purchase rights) possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any of its affiliates.

          (ii) No purchase right granted to a participant may permit such individual to purchase common stock at a rate which, when aggregated with all other outstanding purchase rights held by such individual, exceeds $25,000 worth of such common stock (valued at the time such purchase right is granted) for each calendar year the purchase rights remain outstanding at any time.

          (iii) The maximum number of shares of common stock purchasable by all participants in the aggregate on each of the June 30, 1999 and September 30, 1999 purchase dates within the current offering period will be limited to 20,000 shares, and that limit will be increased to 21,000 shares for the December 31, 1999 purchase date. However, if the applicable limitation in effect for a particular purchase date exceeds the number of shares of common stock actually purchased by all participants on that purchase date, then such excess shall be carried over to the next purchase date and thereby increase the maximum number of shares of common stock otherwise purchasable in the aggregate on that date.

TERMINATION OF PURCHASE RIGHTS

     The purchase right will immediately terminate upon the participant's loss of eligible employee status or upon his or her affirmative withdrawal from the offering period. The payroll deductions collected for the purchase period in which the purchase right terminates may, at the participant's election, be immediately refunded or applied to the purchase of common stock at the end of that purchase period.

STOCKHOLDER RIGHTS

     No participant will have any stockholder rights with respect to the shares of common stock covered by his or her purchase right until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

ASSIGNABILITY

     No purchase right will be assignable or transferable other than in connection with the participant's death and will be exercisable only by the participant during his or her lifetime.

ACQUISITION

     Should the Company be acquired by merger or asset sale during an offering period, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such acquisition. The purchase price will be 85% of the lower of (i) the fair market value per share of common stock on the participant's entry date into that offering period or (ii) the fair market value per share of common stock immediately prior to such acquisition. However, the clause (i) amount will not, for any participant whose entry date for the offering period is other than the start date of that offering period, be less than the fair market value per share of common stock on such start date.

AMENDMENT AND TERMINATION

     The Purchase Plan will terminate upon the earliest to occur of (i) June 30, 2005, (ii) the date on which all available shares are issued or (iii) the date on which all outstanding purchase rights are exercised in connection with an acquisition of the Company.

     The Board of Directors may at any time alter, suspend or discontinue the Purchase Plan. However, the Board of Directors may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan, except in connection with certain changes in the Company's capital structure,
(ii) alter the purchase price formula so as to reduce the purchase price or
(iii) modify the requirements for eligibility to participate in the Purchase
Plan.

PLAN BENEFITS

     The table below shows, as to each of the executive officers named in the Summary Compensation Table and the various indicated groups, the following information with respect to transactions under the Purchase Plan effected during the period from January 1, 1998 to February 28, 1999: (i) the number of shares of common stock purchased under the Purchase Plan during that period and (ii) the weighted average purchase price paid per share of common stock in connection with such purchases.

                                                  NUMBER OF        WEIGHTED AVERAGE
                    NAME                       SHARES PURCHASED     PURCHASE PRICE
                    ----                       ----------------    ----------------
William H. Rastetter, Ph.D. .................        1,042              $20.36
William R. Rohn..............................        1,294               20.27
Nabil Hanna, Ph.D. ..........................        1,042               20.26
Antonio J. Grillo-Lopez, M.D. ...............        1,042               20.27
Christopher J. Burman........................        1,297               20.26
All current executive officers as a group (9
  persons)...................................        9,290               20.27
All non-executive directors and director
  nominees as a group (8 persons)............           --                  --
All individuals, including current officers
  who are not executive officers as a group
  (approximately 328 persons)................       58,410               20.62

FEDERAL TAX CONSEQUENCES

     The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, in connection with the grant or the exercise of an outstanding purchase right. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

     If the participant sells or otherwise disposes of the purchased shares within two (2) years after his or her entry date into the offering period in which such shares were acquired or within one (1) year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such sale or disposition occurs, equal in amount to such excess.

     If the participant sells or disposes of the purchased shares more than two
(2) years after his or her entry date into the offering period in which such shares were acquired and more than one (1) one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) 15% of the fair market value of the shares on his or her entry date into the offering period, and any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to any income tax deduction with respect to such sale or disposition.

     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15% of the fair market value of the shares on his or her Entry Date into the offering period in which those shares were acquired will constitute ordinary income in the year of death.

ACCOUNTING TREATMENT

     Under current accounting rules, the issuance of shares of common stock under the Purchase Plan will not result in a direct compensation expense chargeable against the Company's operations. However, the Company must disclose, in the notes to the Company's consolidated financial statements, the pro forma impact that the purchase rights granted under the Purchase Plan would have upon the Company's reported earnings had the fair value of those purchase rights been treated as compensation expense.

NEW PLAN BENEFITS

     As of February 28, 1999, no purchase rights had been granted, and no shares had been issued, on the basis of the 200,000 share increase to the Purchase Plan for which stockholder approval is sought under this Proposal No. 3.

STOCKHOLDER APPROVAL

     The affirmative vote of a majority of the outstanding voting shares of the Company present or represented by proxy and voting at the Annual Meeting is required for approval of the amendment to increase the number of shares issuable under the Purchase Plan by an additional 200,000 shares. If such stockholder approval is not obtained, then no purchase rights will be granted on the basis of the 200,000 share increase. The Purchase Plan will, however, continue to remain in effect, and purchase rights may be granted and stock purchases may continue to be made pursuant to the provisions of that plan until the available reserve of common stock under that plan as last approved by the stockholders has been issued.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE 1995 PURCHASE PLAN.

                                 PROPOSAL NO. 4

                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

     Upon the recommendation of the Audit and Finance Committee, the Board of Directors has appointed the firm of KPMG LLP as the Company's independent public accountants for the fiscal year ending December 31, 1999, subject to ratification of the stockholders. KPMG LLP has been employed regularly by the Company to audit its consolidated financial statements and for other purposes since inception of the Company. Representatives of KPMG LLP are expected to be present at the Company's Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE PROPOSAL TO RATIFY THE SELECTION OF KPMG LLP AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the stockholders arise, it is intended that the persons named as proxy holders on the enclosed proxy card will vote the shares represented thereby in accordance with their best judgment in the interest of the Company. Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy.

                             STOCKHOLDER PROPOSALS

     Under the present rules of the SEC, the deadline for stockholders to submit proposals to be considered for inclusion in the Company's Proxy Statement for the 2000 Annual Meeting of Stockholders is expected to be December 18, 1999. Such proposals may be included in next year's Proxy Statement if they comply with certain rules and regulations promulgated by the SEC.

     In addition, the proxy solicited by the Board of Directors for the 2000 Annual Meeting of the Stockholders will confer discretionary authority to vote on any stockholder proposal presented at that meeting, unless the Company is provided with notice of such proposal no later than March 2, 2000.

                                 ANNUAL REPORT

     A copy of the Annual Report of the Company for the fiscal year ended December 31, 1998 has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

                                   FORM 10-K

     The Company filed an Annual Report on Form 10-K with the SEC. A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 is available without charge upon request to: IDEC Pharmaceuticals Corporation,
Attention: Investor Relations, 11011 Torreyana Road, San Diego, CA 92121, (619) 550-8500.

                                          THE BOARD OF DIRECTORS OF
                                          IDEC PHARMACEUTICALS CORPORATION

Dated: April 15, 1999

                        IDEC PHARMACEUTICALS CORPORATION
                             1988 STOCK OPTION PLAN

                 (AMENDED AND RESTATED THROUGH JANUARY 13, 1999)


        I. PURPOSES OF THE PLAN

           (a) This Stock Option Plan (the "Plan") is intended to promote the interests of IDEC Pharmaceuticals Corporation, a Delaware corporation (the "Corporation"), by providing a method whereby (i) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) responsible for the management, growth and financial success of the Corporation (or its parent or subsidiary corporations), (ii) the non-employee members of the Corporation's Board of Directors (or any parent or subsidiary corporations) and (iii) independent consultants and advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations) may be offered incentives and rewards which will encourage them to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and continue to render services to the Corporation (or its parent or subsidiary corporations).

           (b) The following provisions shall be applicable in determining the parent and subsidiary corporations of the Corporation:

                (i) Any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation shall be considered to be a PARENT corporation of the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                (ii) Each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation shall be considered to be a SUBSIDIARY of the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

       II. ADMINISTRATION OF THE PLAN

           (a) The Corporation's Board of Directors (the "Board") shall appoint a committee ("Committee") of two (2) or more non-employee Board members to assume full responsibility for the administration of the Plan. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

           (b) The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish such rules and regulations as it may deem appropriate for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding option grants or stock issuances as it may deem necessary or advisable. Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option or stock issuance thereunder.

      III. ELIGIBILITY FOR OPTION GRANTS

           (a) The persons eligible to receive option grants under the Plan are as follows:

                (i) key employees (including officers and directors) of the Corporation (or its parent or subsidiary corporations) who render services which contribute to the success and growth of the Corporation (or its parent or subsidiary corporations) or which may reasonably be anticipated to contribute to the future success and growth of the Corporation (or its parent or subsidiary corporations);

                (ii) the non-employee members of the Board or the non-employee members of the board of directors of any parent or subsidiary corporations; and

                (iii) those independent consultants or other advisors who provide valuable services to the Corporation (or its parent or subsidiary corporations).

           (b) The Plan Administrator shall have full authority to determine which eligible individuals are to receive option grants under the Plan, the number of shares to be covered by each such grant, whether the granted option is to be an incentive stock option ("Incentive Option") which satisfies the requirements of Section 422 of the Internal Revenue Code or a non-statutory option not intended to meet such requirements, the time or times at which each such option is to become exercisable, and the maximum term for which the option is to be outstanding.

       IV. STOCK SUBJECT TO THE PLAN

           (a) The stock issuable under the Plan shall be shares of the Corporation's authorized but unissued or reacquired Common Stock. The maximum number of shares which may be issued under the Plan shall not exceed 7,135,000 shares.* The total number

--------
        */ Adjusted to reflect (i) the 1 for 2.5 reverse Common Stock split effected by the Company on August 18, 1991, (ii) the 670,000 share increase authorized by the Board on March 18, 1992 and approved by the stockholders at the 1992 Annual Meeting, (iii) the 700,000 share increase authorized by the Board on January 13, 1993 and approved by the stockholders at the 1993 Annual Meeting, (iv) the 650,000 share increase authorized by the Board on February 28, 1994 and approved by the stockholders at the 1994 Annual Meeting, (v) the 500,000 share increase
(continued...)

of shares issuable under the Plan shall be subject to adjustment from time to time in accordance with Section IV(d) of the Plan.

           (b) In no event may the aggregate number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights exceed 1,250,000 shares in the aggregate over the remaining term of the Plan, subject to adjustment from time to time in accordance with Section IV(d) of the Plan. For purposes of such limitation, no stock options or stock appreciation rights granted prior to January 1, 1994 shall be taken into account.

           (c) Should an option expire or terminate for any reason prior to exercise in full (including options cancelled in accordance with the cancellation-regrant provisions of Section VIII of the Plan), the shares subject to the portion of the option not so exercised shall be available for subsequent option grants under the Plan. Unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation's repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent option grants under the Plan. Shares subject to any option cancelled in accordance with Section IX of the Plan shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under this Plan. In addition, should the exercise price of an outstanding option under the Plan be paid with shares of Common Stock, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised, and not by the net number of shares of Common Stock actually issued to the option holder.

           (d) In the event any change is made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (I) the maximum number and/or class of securities issuable under the Plan, (II) the maximum number and/or class of securities for which stock options and separately exercisable stock appreciation rights may be granted to any one participant in the aggregate after December 31, 1993 and (III) the number and/or class of securities and exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

--------
authorized by the Board on January 25, 1995, and approved by the stockholders at the 1995 Annual Meeting, (vi) the 1,200,000 share increase authorized by the Board on January 24, 1996, and approved by the stockholders at the 1996 Annual Meeting, (vii) the 800,000 share increase authorized by the Board on February 24, 1997, and approved by the stockholders at the 1997 Annual Meeting, (viii) the 855,000 share increase authorized by the Board on February 20, 1998, approved by the stockholders at the 1998 Annual Meeting, and (iv) the 800,000 share increase authorized by the Board on January 13, 1999, subject to stockholder approval at the 1999 Annual Meeting. In no event, however, shall more than 5,232,158 shares of Common Stock be issued under the Plan after February 28, 1998, subject to adjustment under Section IV(d) in the event of changes in the Company's capital structure.

            V. TERMS AND CONDITIONS OF OPTIONS

               Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator's discretion, be either Incentive Options or non-statutory options. Individuals who are not Employees (as defined in Section V.3.D below) may only be granted non-statutory options. Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below. Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VI.

               1. Option Price.

                  A. The option price per share shall be fixed by the Plan Administrator, but in no event shall the option price per share be less than eighty-five percent (85%) of the fair market value of a share of Common Stock on the date of the option grant.

                  B. The option price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section X and the instrument evidencing the grant, be payable in one of the alternative forms specified below:

                      (i) full payment in cash or check payable to the Corporation; or

                      (ii) full payment in shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date (as such term is defined below); or

                      (iii) full payment through a combination of shares of Common Stock held by the optionee for the requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date and cash or check payable to the Corporation; or

                      (iv) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the optionee shall provide irrevocable instructions (I) to a Corporation-designated brokerage firm to (A) effect the immediate sale of a sufficient number of the purchased shares to enable such firm to remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate option price payable for the purchased shares plus all applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase and (B) remit those funds to the Corporation on the settlement date, and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm.

               For purposes of this subparagraph B, the Exercise Date shall be the date on which written notice of the option exercise is received by the Corporation. Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

                   C. The fair market value per share of Common Stock on any relevant date under subparagraph A or B (and for all other valuation purposes under the Plan) shall be determined in accordance with the following provisions:

                      (i) If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share of Common Stock on the date in question, as reported by the National Association of Securities Dealers on the Nasdaq National Market. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

                      (ii) If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share of Common Stock on the date in question on the stock exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

               2. Term and Exercise of Options. Each option granted under the Plan shall be exercisable at such time or times, during such period, and for such number of shares as shall be determined by the Plan Administrator and set forth in the instrument evidencing such option; provided, however, that no such option shall have a term in excess of ten (10) years from the grant date.

               3. Limited Transferability of Options. During the lifetime of the optionee, Incentive Options shall be exercisable only by the optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the optionee's death. However, non-statutory options may, in connection with the optionee's estate plan, be assigned in whole or in part during the optionee's lifetime to one or more members of the optionee's immediate family or to a trust established exclusively for one or more such family members. The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

               4. Effect of Termination of Service.

                  A. Should an optionee cease to remain in Service (as defined in subparagraph D below) for any reason (including death or permanent disability as defined in Section 22(e)(3) of the Internal Revenue Code) while the holder of one or more outstanding options granted to such optionee under the Plan, then such option or options shall not (except to the extent otherwise provided pursuant to Section XI below) remain exercisable for more than a thirty-six
(36)-month period (or such shorter period determined by the Plan Administrator and specified in the instrument evidencing the grant) following the date of such cessation of Service. Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term. Each such option shall, during such thirty-six (36)-month or shorter period, be exercisable only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service. Upon the expiration of such thirty-six (36)-month or shorter period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be exercisable. However, the option shall, immediately upon the optionee's cessation of Service for any reason, terminate and cease to be outstanding for any option shares for which the option is not otherwise at that time exercisable.

                  B. Any outstanding option held by the optionee and exercisable in whole or in part on the date of his or her death may be subsequently exercised, but only to the extent of the number of shares (if any) for which the option is exercisable on the date of the optionee's cessation of Service (less any option shares subsequently purchased by the optionee prior to death), by the personal representative of the optionee's estate or by the person or persons to whom the option is transferred pursuant to the optionee's will or in accordance with the laws of descent and distribution. The right to exercise the option for those shares shall terminate upon the earlier of (i) the third anniversary of the date of the optionee's cessation of Service or (ii) the specified expiration date of the option term.

                  C. Notwithstanding subparagraphs A and B above, the Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the optionee under the Plan to be exercised, during the limited period of exercisability provided under Section V.4.A above, not only with respect to the number of shares for which each such option is exercisable at the time of the optionee's cessation of Service but also with respect to one or more subsequent installments for which the option would otherwise have become exercisable had such cessation of Service not occurred.

                  D. For purposes of the foregoing provisions of this Section
V.4 (and all other provisions of the Plan), the optionee shall be deemed to remain in the SERVICE of the Corporation for so long as such individual renders services on a periodic basis to the Corporation or any parent or subsidiary corporation in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, unless the option agreement evidencing the option grant and/or the purchase agreement evidencing the purchased option shares specifically provides otherwise. The optionee shall be considered to be an EMPLOYEE for so long as such individual remains in the employ of the Corporation or one or more of its parent or subsidiary corporations, subject to the control and direction of the employer entity as to the work to be performed and as to the manner and method of performance.

               5. Stockholder Rights. An optionee shall have none of the rights of a stockholder with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

               6. Repurchase Rights. Unvested shares of Common Stock may be issued under the Plan which are subject to repurchase by the Corporation in accordance with the following provisions:

                      (a) Upon the optionee's cessation of Service while holding unvested shares under the Plan, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share. The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

                      (b) All of the Corporation's outstanding repurchase rights shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of any Corporate Transaction under Section VII of this Plan, except to the extent: (i) any such repurchase right is to be assigned to the successor corporation (or parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

                      (c) The Plan Administrator shall have the discretionary authority, exercisable either before or after the optionee's cessation of Service, to cancel the Corporation's outstanding repurchase rights with respect to any or all unvested shares purchased or purchasable by the optionee under the Plan and thereby accelerate the vesting of those shares in whole or in part at any time.

           VI. INCENTIVE OPTIONS.

               The terms and conditions specified below shall be applicable to all Incentive Options granted under the Plan. Incentive Options may only be granted to individuals who are Employees. Options which are specifically designated as "non-statutory" options when issued under the Plan shall not be subject to such terms and conditions.

                    (a) Option Price. The option price per share of the Common Stock subject to an Incentive Option shall in no event be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date of grant.

                    (b) Dollar Limitation. The aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee under this Plan (or any other option plan of the Corporation or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as incentive stock options under the Federal tax laws shall be applied on the basis of the order in which such options are granted. Should the number of shares of Common Stock for which an Incentive Option first becomes exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, the option may nevertheless be exercised for those excess shares in such calendar year as a non-statutory option.

                    (c) 10% Stockholder. If any individual to whom the Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Internal Revenue Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any one of its parent or subsidiary corporations, then the option price per share shall not be less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from such grant date.

               Except as modified by the preceding provisions of this Section VI, all the provisions of the Plan shall be applicable to the Incentive Options granted hereunder.

          VII. CORPORATE TRANSACTION/CHANGE IN CONTROL

                    (a) In the event of any of the following transactions (a "Corporate Transaction"):

                       (i) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State of the Corporation's incorporation,

                       (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in liquidation or dissolution of the Corporation, or

                       (iii) any reverse merger in which the Corporation is the surviving entity but in which fifty percent (50%) or more of the Corporation's outstanding voting stock is transferred to persons different from those who held the stock immediately prior to such merger, each outstanding option under the Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become exercisable for the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. However, an outstanding option under the Plan shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or parent thereof or be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or parent thereof or (ii) the acceleration of such option is subject to other applicable limitations imposed by the Plan Administrator at the time of grant. The determination of comparability under clause (i) above shall be made by the Plan Administrator and its determination shall be final, binding and conclusive.

                    (b) Each outstanding option under the Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued, in consummation of such Corporate Transaction, to an actual holder of the same number of shares of Common Stock as are subject to such option immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same. In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis shall be appropriately adjusted to reflect the effect of the Corporate Transaction upon the Corporation's capital structure.

                    (c) In connection with any Change in Control (as defined below), the Plan Administrator shall have full power and authority, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration of each outstanding option under the Plan so that each such option shall, immediately prior to the effective date of the Change in Control, become exercisable for the total number of shares at the time subject to such option and may be exercised for all or any portion of those shares as fully-vested shares of Common Stock. The Plan Administrator shall also have full power and authority to condition such option acceleration, and the termination of any of the Corporation's repurchase rights with respect to any unvested shares purchased or purchasable under the Plan, upon the subsequent termination of the optionee's Service within a designated period following the Change in Control.

               A CHANGE IN CONTROL shall be deemed to occur in the event:

                      (i) twenty-five percent (25%) or more of the Corporation's outstanding voting stock is acquired pursuant to a tender or exchange offer (A) which is made directly to the Corporation's stockholders by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with, the Corporation) and (B) which the Board does not recommend the stockholders to accept; or

                      (ii) there is a change in the composition of the Board over a period of twenty-four (24) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or
           (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

                    (d) Immediately following the consummation of a Corporate Transaction, all outstanding options under the Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its parent company. Upon a Change in Control, each outstanding option accelerated pursuant to subsection VII(c) above shall remain fully exercisable until the expiration or sooner termination of the option term specified in the agreement evidencing such grant.

                    (e) The exercisability as incentive stock options under the Federal tax laws of any options accelerated in connection with a Corporate Transaction or Change in Control shall remain subject to the dollar limitation of Section VI(b) of the Plan. To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

                    (f) The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         VIII. CANCELLATION AND REGRANT OF OPTIONS

               The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock but having an option price per share not less than (i) eighty-five percent (85%) of the fair market value per share of the Common Stock on the new grant date or (ii) one hundred percent (100%) of such fair market value in the case of an Incentive Option or (iii) one hundred and ten percent (110%) of such fair market value in the case of an Incentive Option granted to a 10% Stockholder.

           IX. STOCK APPRECIATION RIGHTS

                    (a) Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this
Section IX, one or more optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under the Plan in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the fair market value (on the option surrender date) of the number of shares in which the optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

                    (b) No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator. If the surrender is so approved, then the distribution to which the optionee shall accordingly become entitled under this Section IX may be made in shares of Common Stock valued at fair market value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

                    (c) If the surrender of an option is rejected by the Plan Administrator, then the optionee shall retain whatever rights the optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of
(i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

                    (d) One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator's sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan. Upon the occurrence of a Hostile Take-Over, each outstanding option with such a limited stock appreciation right shall automatically be cancelled, to the extent such option is at the time exercisable for fully-vested shares of Common Stock (including any shares which may vest in connection with such Hostile Take-Over). The optionee shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over Price of the vested shares of Common Stock at the time subject to the cancelled option (or cancelled portion of such option) over (ii) the aggregate exercise price payable for such shares. The cash distribution payable upon such cancellation shall be made within five (5) days following the consummation of the Hostile Take-Over. The Plan Administrator shall pre-approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IX(d). No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option cancellation and cash distribution. The balance of the option (if any) shall continue to remain outstanding and exercisable in accordance with the terms and conditions of the instrument evidencing such grant.

                    (e) For purposes of Section IX(d), the following definitions shall be in effect:

                      A HOSTILE TAKE-OVER shall be deemed to occur in the event any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934) of securities possessing more than twenty-five percent (25%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept.

                      The TAKE-OVER PRICE per share shall be deemed to be equal to the greater of (a) the fair market value per share on the date of cancellation, as determined pursuant to the valuation provisions of
        Section V.1.C, or (b) the highest reported price per share paid by the acquiring entity in effecting such Hostile Take-Over. However, to the extent the cancelled option is an Incentive Option, the Take-Over Price shall not exceed the clause (a) price per share.

                    (f) The shares of Common Stock subject to any option surrendered or cancelled for an appreciation distribution pursuant to this
Section IX shall NOT be available for subsequent option grant under the Plan.

            X. LOANS OR INSTALLMENT PAYMENTS

               The Plan Administrator may, in its discretion, assist any optionee (including any officer or director of the Corporation) in the exercise of one or more options granted to such individual under the Plan, including the satisfaction of any Federal and State income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such optionee or (ii) permitting the optionee to pay the option price for the purchased Common Stock in installments over a period of years. The terms of any such loan or installment method of payment (including the interest rate and terms of repayment) will be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances. Loans or installment payments may be granted with or without security or collateral (other than to individuals who are independent consultants or advisors, in which event the loan must be adequately secured by collateral other than the purchased shares). However, the maximum credit available to the optionee may not exceed the option price of the acquired shares (less the par value of those shares) plus any Federal and State income and employment tax liability incurred by the optionee in connection with the exercise of the option.

           XI. EXTENSION OF EXERCISE PERIOD

               The Plan Administrator shall have full power and authority, to extend the period of time for which the option is to remain exercisable following the optionee's cessation of Service from the thirty-six (36) month or shorter period set forth in the option agreement to such greater period of time as the Plan Administrator shall deem appropriate. In no event, however, shall such option be exercisable after the specified expiration date of the option term.

          XII. AMENDMENT OF THE PLAN

               The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects whatsoever; provided, however, that no such amendment or modification shall, without the consent of the holders, adversely affect rights and obligations with respect to options at the time outstanding under the Plan. In addition, certain amendments may require stockholder approval pursuant to applicable laws or regulations.

         XIII. EFFECTIVE DATE AND TERM OF PLAN

                    (a) The Plan was initially adopted by the Board on July 19, 1988 and approved by the Corporation's stockholders on March 29, 1989. The Plan was subsequently amended by the Board on July 18, 1990, and such amendment was approved by the Corporation's stockholders in October, 1990. In January 1991, the Plan was again amended to increase by 480,000 shares the number of shares of Common Stock issuable under the Plan, and such share increase was approved by the Corporation's stockholders on March 20, 1991. The Board further amended the Plan on May 22, 1991, with such amendments to become effective as of the date the Corporation's Common Stock first became traded on the Nasdaq National Market, in order to revise certain provisions previously required when the Plan was subject to the permit requirements of the California Corporations Department. On March 18, 1992, the Plan was amended and restated in its entirety, including an increase of 670,000 shares to the number of shares of Common Stock issuable thereunder. The 1992 restatement, including the 670,000-share increase, was approved by the stockholders at the 1992 Annual Meeting. On January 13, 1993, the Board amended the Plan to increase by an additional 700,000 shares the number of shares of Common Stock issuable under the Plan, and such share increase was approved by the stockholders at the 1993 Annual Meeting. On February 28, 1994, the Board amended the Plan to increase by an additional 650,000 shares the number of shares of Common Stock issuable under the Plan, and such increase was approved by the stockholders at the 1994 Annual Meeting. On January 25, 1995, the Board amended the Plan to increase by an additional 500,000 shares the number of shares of Common Stock issuable under the Plan, and such increase was approved by the stockholders at the 1995 Annual Meeting. On January 24, 1996, the Board adopted an amendment which increased the number of shares of Common Stock issuable under the Plan by an additional 1,200,000 shares, and such increase was approved by the stockholders at the 1996 Annual Meeting.

               On February 24, 1997, the Board adopted a series of amendments to the Plan (the "1997 Amendments") which (i) increased the number of shares of Common Stock reserved for issuance over the term of the Plan by an additional 800,000 shares, (ii) rendered non-employee Board members serving as Plan Administrator eligible to receive option grants under the Plan, (iii) allowed unvested shares issued under the Plan and subsequently repurchased by the Corporation at the option exercise price paid per share to be reissued under the Plan, (iv) removed certain restrictions on the eligibility of non-employee Board members to serve as Plan Administrator, (v) extended the term of the Option Plan from July 19, 1998 to December 31, 2002 and (vi) effected a series of additional changes to the provisions of the Plan (including the stockholder approval requirements, the transferability of non-statutory stock options and the elimination of the six (6)-month holding period requirement as a condition to the exercise of stock appreciation rights) in order to take advantage of the recent amendments to Rule 16b-3 of the 1934 Act which exempts certain officer and director transactions under the Plan from the short-swing liability provisions of the federal securities laws. The 1997 Amendments were approved by the Corporation's stockholders at the 1997 Annual Meeting.

               On February 20, 1998, the Board authorized an increase of 855,000 shares of Common Stock to the share reserve under the Plan, and the stockholders approved such increase at the 1998 Annual Meeting.

               On January 13, 1999, the Board authorized an increase of 800,000 shares of Common Stock to the share reserve under the Plan, subject to stockholder approval at the 1999 Annual Meeting (the "1999 Amendment"). No options granted on the basis of the 1999 Amendment shall vest or become exercisable unless and until such stockholder approval of the 1999 Amendment is obtained.

                    (b) The provisions of the 1992 restatement and of each subsequent amendment to the Plan shall apply only to stock options and stock appreciation rights granted under the Plan from and after the applicable effective date of such restatement or amendment. All stock options and stock appreciation rights issued and outstanding under the Plan immediately prior to each such effective date shall continue to be governed by the terms and conditions of the Plan (and the respective agreements evidencing each such option or stock appreciation right) as in effect on the date each such option or stock appreciation right was previously granted, and nothing in the 1992 restatement or in any subsequent amendment shall be deemed to affect or otherwise modify the rights or obligations of the holders of such prior options or stock appreciation rights with respect to their acquisition of shares of Common Stock under such options or their exercise of such stock appreciation rights. However, the Plan Administrator may, in its discretion, modify stock option or stock appreciation right issued and outstanding immediately prior to the effective date of the 1992 restatement or any subsequent amendment to include one or more provisions to the Plan added by such restatement or amendment.

                    (c) Unless sooner terminated in accordance with Section VII, the Plan shall terminate upon the earlier of (i) December 31, 2002 or (ii) the date on which all shares available for issuance under the Plan shall have been issued or cancelled pursuant to the exercise, surrender of cash-out of the stock options and stock appreciation rights granted hereunder. If the date of termination is determined under clause (i) above, then each stock option or stock appreciation right outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grant.

                    (d) Options may be granted under this Plan to purchase shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under the Plan are held in escrow until stockholder approval is obtained for a sufficient increase in the number of shares available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess option grants are made, then (I) any unexercised excess options shall terminate and cease to be exercisable and (II) the Corporation shall promptly refund the purchase price paid for any excess shares actually issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow.

          XIV. USE OF PROCEEDS

               Any cash proceeds received by the Corporation from the sale of shares pursuant to options granted under the Plan shall be used for general corporate purposes.

           XV. REGULATORY APPROVALS

               The implementation of the Plan, the granting of any stock option or stock appreciation right hereunder, and the issuance of stock upon the exercise of any such option or stock appreciation right shall be subject to the procurement by the Corporation of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options and stock appreciation rights granted under it and the stock issued pursuant to it.

                        IDEC PHARMACEUTICALS CORPORATION
                        1995 EMPLOYEE STOCK PURCHASE PLAN

                 AMENDED AND RESTATED EFFECTIVE JANUARY 13, 1999

            I. PURPOSE OF THE PLAN

               This Employee Stock Purchase Plan is intended to promote the interests of IDEC Pharmaceuticals Corporation by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll-deduction based employee stock purchase plan designed to qualify under Section 423 of the Code.

               Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

           II. ADMINISTRATION OF THE PLAN

               The Compensation Committee of the Board in its capacity as Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for proper administration of the Plan as it may deem necessary or appropriate. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.

          III. STOCK SUBJECT TO PLAN

               A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 695,000 shares, inclusive of the 200,000 share increase which the Board authorized on January 13, 1999, subject to stockholder approval at the 1999 Annual Meeting.

               B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date or purchasable in the aggregate by all Participants on any one Purchase Date and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.

           IV. OFFERING PERIODS

               A. Shares of Common Stock shall be offered for purchase under the Plan through a series of successive offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

               B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date. The initial offering period commenced on the Effective Date and ended on the last business day in June 1997; the next offering period commenced on the first business day in July 1997 and terminated on the last business day in June 1998. A new offering period commenced on the first business day in July 1998 and shall end on the last business day in December 1999. Subsequent offering periods shall commence as designated by the Plan Administrator.

               C. Each offering period shall be comprised of a series of successive quarterly Purchase Periods. Purchase Periods shall commence on the first business day in July, October, January and April each year and shall end on the last business day in the following September, December, March and June, respectively, each year. Accordingly, there shall be a maximum of eight (8) quarterly Purchase Periods within each offering period.

               D. Under no circumstances shall any offering period commence under the Plan, nor shall any shares of Common Stock be issued hereunder, until such time as (i) the Plan shall have been approved by the Corporation's stockholders and (ii) the Corporation shall have complied with all applicable requirements of the Securities Act, all applicable listing requirements of any securities exchange (or the Nasdaq National Market if applicable) on which shares of the Common Stock are listed for trading and all other applicable statutory and regulatory requirements.

            V. ELIGIBILITY

               A. Each Eligible Employee shall be eligible to enter an offering period under the Plan on the start date of any Purchase Period (within that offering period) which begins on or after his or her completion of thirty (30) days of continuous service with the Corporation or any Corporate Affiliate, provided he or she remains an Eligible Employee on such start date. The date such individual enters the offering period shall be designated his or her Entry Date for purposes of that offering period.

               B. To participate in the Plan for a particular offering period, the Eligible Employee must complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization form) and file such forms with the Plan Administrator (or its designate) prior to his or her scheduled Entry Date. However, each individual who was a Participant in the offering period that commenced July 1, 1997 and that terminated on June 30, 1998 shall automatically be enrolled in the offering period commencing July 1, 1998 and ending December 31, 1999, provided the Participant is an Eligible Employee on July 1, 1998. Accordingly, July 1, 1998 shall be the Entry Date for each such Participant for the new offering period.

     VI. PAYROLL DEDUCTIONS

         A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock in an offering period may be any multiple of one percent (1%) of the Eligible Earnings paid to the Participant during each Purchase Period within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect for the remainder of the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                  (i) The Participant may, at any time during an offering period, reduce his or her rate of payroll deduction to any lower multiple of one percent of Eligible Earnings to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one
         (1) such reduction per Purchase Period.

                  (ii) The Participant may, prior to the commencement of any new Purchase Period within the offering period, increase or decrease the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator prior to the start date of that Purchase Period. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective as of the start date of the first Purchase Period following the filing of such form.

         B. Payroll deductions shall begin on the first pay day following the Participant's Entry Date into the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.

         C. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

         D. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

         VII. PURCHASE RIGHTS

               A. GRANT OF PURCHASE RIGHT. A Participant shall be granted a separate purchase right for each offering period in which he or she participates. The purchase right shall be granted on the Participant's Entry Date into the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments over the remainder of such offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

               Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.

               B. EXERCISE OF THE PURCHASE RIGHT. Each purchase right shall be automatically exercised in installments on each Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant (other than any Participant whose payroll deductions have previously been refunded in accordance with the Termination of Purchase Right provisions below) on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Date (together with any carryover deductions from the preceding Purchase Period) to the purchase of whole shares of Common Stock (subject to the limitation on the maximum number of shares purchasable per Participant on any one Purchase Date) at the purchase price in effect for the Participant for that Purchase Date.

               C. PURCHASE PRICE. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the offering period shall be equal to eighty-five percent (85%) of the lower of
(i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date. However, for each Participant whose Entry Date is other than the start date of the offering period, the clause (i) amount shall in no event be less than the Fair Market Value per share of Common Stock on the start date of that offering period.

               D. NUMBER OF PURCHASABLE SHARES. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the offering period shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Period ending with that Purchase Date (together with any carryover deductions from the preceding Purchase Period) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 2,500 shares, subject to periodic adjustments in the event of certain changes in the Corporation's capitalization.

However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitation to be in effect for the number of shares purchasable per Participant on each Purchase Date during that offering period.

               In addition, the maximum aggregate number of shares of Common Stock purchasable by all Participants on a particular Purchase Date (the "Aggregate Limit") during the offering period which began July 1, 1998 shall not exceed the number below such Purchase Date on the following chart:

Purchase Date     9/30/98      12/31/98      3/31/99      6/30/99      9/30/99      12/31/99
---------------- ----------- ------------- ------------ ------------ ------------- ------------
Maximum
Purchasable        17,000       18,000       19,000       20,000        20,000       21,000
Shares
---------------- ----------- ------------- ------------ ------------ ------------- ------------

               However, if the Aggregate Limit for a particular Purchase Date exceeds the number of shares of Common Stock actually purchased by all Participants on that Purchase Date, then the number of shares equal to such excess shall be carried over to the subsequent Purchase Date and thereby increase the Aggregate Limit in effect for that date.

               E. EXCESS PAYROLL DEDUCTIONS. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable by the Participant on the Purchase Date shall be promptly refunded.

               F. TERMINATION OF PURCHASE RIGHT. The following provisions shall govern the termination of outstanding purchase rights:

                  (i) A Participant may, at any time at least five (5) business days prior to the next Purchase Date in the offering period, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Period in which such termination occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.

                  (ii) The termination of such purchase right shall be
            irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) prior to his or her scheduled Entry Date into that offering period.

                  (iii) Should the Participant cease to remain an Eligible
            Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then such individual (or the personal representative of the estate of a deceased Participant) shall have the following election, exercisable up until the end of the Purchase Period in which such cessation of Eligible Employee status occurs:

                        (A) to withdraw all of the Participant's payroll
                  deductions to date during that Purchase Period or

                        (B) to have such funds held for the purchase of shares
                  on the next Purchase Date.

                  In the absence of such a timely election, the Participant's payroll deductions shall be refunded as soon as possible after the close of the Purchase Period. In no event, however, may any payroll deductions be made on the Participant's behalf following his/her cessation of Eligible Employee status.

                  (iv) Should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the election, exercisable up until the last business day of the Purchase Period in which such leave commences, to (a) withdraw all the funds in the Participant's payroll account at the time of the commencement of such leave or (b) have such funds held for the purchase of shares at the end of such Purchase Period. In no event, however, shall any further payroll deductions be added to the Participant's account during such unpaid leave. Upon the Participant's return to active service, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, provided the Participant returns to service prior to the expiration date of the offering period in which such leave began.

            G. CORPORATE TRANSACTION. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Corporate Transaction, by applying the payroll deductions of each Participant for the Purchase Period in which such Corporate Transaction occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the Participant's Entry Date into the offering period in which such Corporate Transaction occurs or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Corporate Transaction. However, the applicable limitation on the number of shares purchasable per Participant shall continue to apply to any such purchase, and the clause (i) amount above shall not, for any Participant whose Entry Date for the offering period is other than the start date of that offering period, be less than the Fair Market Value per share of Common Stock on such start date.

               The Corporation shall use its best efforts to provide at least ten (10)-days prior written notice of the occurrence of any Corporate Transaction, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Corporate Transaction.

               H. PRORATION OF PURCHASE RIGHTS. Should the total number of shares of Common Stock which are to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

               I. ASSIGNABILITY. No purchase right granted under the Plan shall be assignable or transferable by the Participant other than by will or by the laws of descent and distribution following the Participant's death, and during the Participant's lifetime the purchase right shall be exercisable only by the Participant.

               J. STOCKHOLDER RIGHTS. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

               A Participant shall be issued, as soon as practicable after the date of each purchase, a stock certificate for the number of shares purchased on the Participant's behalf. Such certificate may, upon the Participant's request, be issued in the names of the Participant and his/her spouse as community property or as joint tenants with right of survivorship. Alternatively, the stock certificate may be delivered to a designated stock brokerage account maintained for the Participant and held in "street name" in order to facilitate the subsequent sale of the purchased shares.

         VIII. ACCRUAL LIMITATIONS

               A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans

(within the meaning of Code Section 423) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value of such stock on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

            B. For purposes of applying such accrual limitations, the following provisions shall be in effect:

                  (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each Purchase Date during the offering period on which such right remains outstanding.

                  (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one (1) or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000) worth of Common Stock (determined on the basis of the Fair Market Value of such stock on the date or dates of grant) for each calendar year such rights were at any time outstanding.

            C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Period, then the payroll deductions which the Participant made during that Purchase Period with respect to such purchase right shall be promptly refunded.

            D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

        IX. EFFECTIVE DATE AND TERM OF THE PLAN

            A. The Plan was adopted by the Board on January 25, 1995 and was approved by the Corporation's stockholders at the 1995 Annual Meeting.

            B. On February 24, 1997, the Board amended the Plan to increase the total share reserve available for issuance under the Plan by an additional 150,000 shares, and such increase was approved by the Corporation's stockholders at the 1997 Annual Meeting. The Plan was subsequently amended and restated effective July 1, 1998, to effect the following changes: (i) to limit the duration of the offering period beginning July 1, 1998 to an eighteen (18) month period ending on December 31, 1999, (ii) to impose limits on the maximum number of shares of Common Stock that may be purchased in the aggregate by all Participants on each Purchase Date in the offering period commencing July 1, 1998; (iii) to delete the automatic reset feature of Plan under which a new offering period would automatically commence if the Fair Market Value per share of Common Stock on any Purchase Date within an offering period is less than the Fair

Market Value per share of Common Stock on the start date of that offering period; and (iv) to provide that the Plan may be amended or terminated to the extent necessary to prevent the recognition of compensation expense for financial accounting purposes should the accounting principles applicable to the Plan change. The Plan was subsequently amended and restated on January 13, 1999 to effect the following changes: (i) increase the total share reserve available for issuance under the Plan by an additional 200,000 shares of Common Stock, subject to stockholder approval at the 1999 Annual Meeting, and (ii) to give the Plan Administrator the discretionary authority to increase or decrease the limitation to be in effect for the number of shares purchasable per Participant on each Purchase Date. No purchase rights shall be granted on the basis of the 200,000-share increase authorized by the January 13, 1999 Amendment unless and until that amendment is approved by the stockholders.

               C. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in June 2005, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Corporate Transaction. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following its termination.

            X. AMENDMENT OF THE PLAN

               A. The Board may alter, amend, suspend or discontinue the Plan at any time to become effective immediately following the close of any Purchase Period. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial accounting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan on the Effective Date be subsequently revised so as to require the recognition of compensation expense in the absence of such amendment or termination.

               B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation's stockholders: (i) materially increase the number of shares of Common Stock issuable under the Plan except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) materially increase the benefits accruing to Participants under the Plan or materially modify the requirements for eligibility to participate in the Plan.

           XI. GENERAL PROVISIONS

               A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation.

               B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

               C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State's conflict-of-laws rules.

                                   SCHEDULE A
                          CORPORATIONS PARTICIPATING IN
                          EMPLOYEE STOCK PURCHASE PLAN
                            AS OF THE EFFECTIVE DATE



                        IDEC Pharmaceuticals Corporation

                                    APPENDIX



            The following definitions shall be in effect under the Plan:

            A. BOARD shall mean the Corporation's Board of Directors.

            B. CODE shall mean the Internal Revenue Code of 1986, as amended.

            C. COMMON STOCK shall mean the Corporation's common stock.

            D. CORPORATE AFFILIATE shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section
424), whether now existing or subsequently established.

            E. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

                  (ii) sale, transfer or other disposition of all or
            substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation.

            F. EFFECTIVE DATE shall mean July 3, 1995, the first business day in July 1995. Any Corporate Affiliate which becomes a Participating Corporation after such Effective Date shall designate a subsequent Effective Date with respect to its employee-Participants.

            G. ELIGIBLE EARNINGS shall mean the (i) regular base salary paid to a Participant by one or more Participating Companies during such individual's period of participation in the Plan, plus (ii) any pre-tax contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code
Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate, plus (iii) all of the following amounts to the extent paid in cash: overtime payments, bonuses, commissions, profit-sharing distributions and other incentive-type payments. However, Eligible Earnings shall NOT include any contributions (other than Code Section 401(k) or Code Section 125 contributions) made on the Participant's behalf by the Corporation or any Corporate Affiliate to any deferred compensation plan or welfare benefit program now or hereafter established.



                                      A-1.

            H. ELIGIBLE EMPLOYEE shall mean any person who is engaged, on a regularly-scheduled basis of more than twenty (20) hours per week for more than five (5) months per calendar year, in the rendition of personal services to any Participating Corporation as an employee for earnings considered wages under Code Section 3401(a).

            I. ENTRY DATE shall mean the date an Eligible Employee first commences participation in the offering period in effect under the Plan. The earliest Entry Date under the Plan shall be the Effective Date.

            J. FAIR MARKET VALUE per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq
            National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock
            Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

            K. PARTICIPANT shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.

            L. PARTICIPATING CORPORATION shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan as of the Effective Date are listed in attached Schedule A.

            M. PLAN shall mean the Corporation's 1995 Employee Stock Purchase Plan, as set forth in this document.

            N. PLAN ADMINISTRATOR shall mean the Compensation Committee of the Board in its capacity as administrator of the Plan.

            O. PREDECESSOR PLAN shall mean the Corporation's existing Employee Stock Purchase Plan.



                                      A-2.

            P. PURCHASE PERIOD shall mean each successive period within the offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

            Q. PURCHASE DATE shall mean the last business day of each Purchase Period. The initial Purchase Date shall be September 30, 1995.

            R. SECURITIES ACT shall mean the Securities Act of 1933, as amended.

            S. STOCK EXCHANGE shall mean either the American Stock Exchange or the New York Stock Exchange.



                                      A-3.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                        IDEC PHARMACEUTICALS CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersign appoints WILLIAM H. RASTETTER and KENNETH J. WOOLCOTT, and each of them, proxies with full power of substitution, to vote all shares of common stock of IDEC Pharmaceuticals Corporation ("IDEC Pharmaceuticals") held of record by the undersigned as of March 26, 1999 at the Annual Meeting of Stockholders ("Annual Meeting") of IDEC Pharmaceuticals to be held at the corporate headquarters of IDEC Pharmaceuticals, 11011 Torreyana Road, San Diego, California on May 20, 1999, at 10:00 a.m., local time, and at all adjournments thereof, upon the following matters:


(1) Election of Directors  [ ] FOR all nominees listed below              [ ] WITHHOLD AUTHORITY to vote
                               (except as marked to the contrary below)       for all nominees listed below

                          William H. Rastetter, Ph.D.
                            Charles C. Edwards, M.D.
                           The Honorable Lynn Schenk

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)


(2) Proposal to amend the 1988 Stock Option Plan of IDEC Pharmaceuticals to increase the number of shares issuable thereunder from 6,335,000 shares to a total of 7,135,000 shares of common stock.

          [ ] FOR                [ ] AGAINST                  [ ] ABSTAIN

(3) Proposal to amend the 1995 Employee Stock Purchase Plan of IDEC Pharmaceuticals to increase the number of common shares issuable thereunder from 495,000 shares to a total of 695,000 shares of common stock.

          [ ] FOR                [ ] AGAINST                  [ ] ABSTAIN

(4) Ratification of the selection of KPMG LLP as independent public accountants for the 1999 fiscal year.

          [ ] FOR                [ ] AGAINST                  [ ] ABSTAIN

(5) In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the Annual Meeting and upon other matters as may properly come before the Annual Meeting.

          [ ] FOR                [ ] AGAINST


   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF ANY NOMINEE NAMED ABOVE DECLINES OR IS UNABLE TO SERVE AS A DIRECTOR, THE PERSONS NAMED AS PROXIES SHALL HAVE FULL DISCRETION TO VOTE FOR ANY OTHER PERSON WHO MAY BE NOMINATED.

                                Dated: ________________________ , 1999

                                ______________________________________

                                ______________________________________
                                Signature or Signatures of Stockholder

                                (This signature should conform to your
                                name as printed hereon. Co-owners
                                should both sign.)